Prospectus March 2, 1998


Stein Roe Mutual Funds

Stein Roe Cash Reserves Fund



Cash Reserves Fund seeks to obtain maximum current income consistent with capital preservation and maintenance of liquidity. It seeks to achieve its objective by investing all of its net investable assets in SR&F Cash Reserves Portfolio, which has the identical investment objective and substantially the same investment policies. Cash Reserves Portfolio invests solely in money market instruments maturing in thirteen months or less from the time of investment. The investment experience of Cash Reserves Fund will correspond to Cash Reserves Portfolio. (See Master Fund/ Feeder Fund: Structure and Risk Factors.)


     Cash Reserves Fund is a "no-load" money market fund and attempts to maintain its net asset value at $1.00 per share. Shares of Cash Reserves Fund are neither insured nor guaranteed by the U.S. Government and there can be no assurance that it will be able to maintain a stable net asset value of $1.00 per share.

     There are no sales or redemption charges, and Cash Reserves
Fund has no 12b-1 plan.  Cash Reserves Fund is a series of Stein
Roe Income Trust.

     This prospectus contains information you should know before investing in Cash Reserves Fund. Please read it carefully and retain it for future reference.


     A Statement of Additional Information dated March 2, 1998, containing more detailed information, has been filed with the Securities and Exchange Commission and (together with any supplements thereto) is incorporated herein by reference. That information, material incorporated by reference, and other information regarding registrants that file electronically with the SEC is available at the SEC's website, www.sec.gov.
This prospectus is also available electronically by using Stein Roe's Internet address: www.steinroe.com. You can get a free paper copy of the prospectus, the Statement of Additional Information, and the most recent financial statements by calling 800-338-2550 or by writing to Stein Roe Funds, Suite 3200, One South Wacker Drive, Chicago, Illinois 60606.


     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


TABLE OF CONTENTS
                                         Page
Summary................................... 2
Fee Table................................. 3
Financial Highlights.......................4
The Fund...................................5
Investment Policies....................... 6
Investment Restrictions................... 7
Risks and Investment Considerations....... 8
How to Purchase Shares.....................9
   By Check............................... 9
   By Wire.................................9
   By Electronic Transfer................ 10
   By Exchange........................... 10
   Conditions of Purchase................ 10
   Purchases Through Third Parties........11
   Purchase Price and Effective Date..... 11
How to Redeem Shares..................... 11
   By Written Request.................... 11
   By Exchange............................12
   Special Redemption Privileges......... 12
   General Redemption Policies............14
Shareholder Services......................15
Net Asset Value...........................17
Distributions and Income Taxes............18
Management............................... 19
Organization and Description of Shares... 20
Master Fund/Feeder Fund: Structure
  and Risk Factors........................22
Certificate of Authorization............. 22


SUMMARY

Stein Roe Cash Reserves Fund ("Cash Reserves Fund") is a series of Stein Roe Income Trust ("Income Trust"), an open-end management investment company organized as a Massachusetts business trust. Cash Reserves Fund is a "no-load" fund--there are no sales or redemption charges. (See The Fund and Organization and Description of Shares.) This prospectus is not a solicitation in any jurisdiction in which shares of Cash Reserves Fund are not qualified for sale.

Net Asset Value. Cash Reserves Fund attempts to maintain its price per share at $1.00. There is no assurance that it will always be able to do so. (See Net Asset Value.)

Investment Objectives and Policies. Cash Reserves Fund is a money market fund with the objective of seeking maximum current income consistent with safety of capital and maintenance of liquidity. Cash Reserves Fund invests all of its net investable assets in SR&F Cash Reserves Portfolio ("Cash Reserves Portfolio"), which pursues its objective by investing in a wide range of high-quality U.S. dollar-denominated money market instruments maturing in thirteen months or less from the date of purchase. Under normal market conditions, Cash Reserves Portfolio will invest at least 25% of its total assets in securities of issuers in the financial services industry. (See Investment Policies.)

Investment Risks. The investment policy of normally investing at least 25% of assets in securities of issuers in the financial services industry may cause Cash Reserves Fund to be more adversely affected by changes in market or economic conditions and other circumstances affecting the financial services industry. In addition, since its investment policy permits Cash Reserves Portfolio to invest in securities of foreign branches of U.S. banks, U.S. branches of foreign banks, and foreign banks and their foreign branches, such as negotiable certificates of deposit (Eurodollar CDs), and securities of foreign governments, investment in Cash Reserves Fund might involve risks that are different in some respects from an investment in a fund that invests only in debt obligations of U.S. domestic issuers. (For a discussion of risks, see Risks and Investment Considerations.)

Purchases. The minimum initial investment is $2,500, and additional investments must be at least $100 (only $50 for purchases by electronic transfer). Lower initial investment minimums apply to IRAs, UGMAs, and automatic investment plans. Shares may be purchased by check, by bank wire, by electronic transfer, or by exchange from another no-load Stein Roe Fund. For more detailed information, see How to Purchase Shares.

Redemptions. For information on redeeming shares, including the special redemption privileges, see How to Redeem Shares.

Distributions. Dividends are declared each business day and are paid monthly. Dividends will be reinvested in additional shares of Cash Reserves Fund unless you elect to have them paid in cash, deposited by electronic transfer into your bank account, or invested in shares of another no-load Stein Roe Fund. (See Distributions and Income Taxes and Shareholder Services.)

Adviser and Fees. Stein Roe & Farnham Incorporated (the "Adviser") provides administrative, management, and investment advisory services to Cash Reserves Fund and Cash Reserves Portfolio. For a description of the Adviser and its fees, see Management.

     If you have any additional questions about Cash Reserves
Fund, please feel free to discuss them with a Stein Roe account representative by calling 800-338-2550.


FEE TABLE

Shareholder Transaction Expenses
Sales Load Imposed on Purchases..................None
Sales Load Imposed on Reinvested Dividends.......None
Deferred Sales Load..............................None
Redemption Fees................................  None*
Exchange Fees....................................None

Annual Fund Operating Expenses (as a
  percentage of average net assets)
Management and Administrative Fees ............. 0.50%
12b-1 Fees.......................................None
Other Expenses.................................. 0.27%
                                                 -----
Total Fund Operating Expenses....................0.77%
                                                 =====
____________________
*There is a $7.00 charge for wiring redemption proceeds to your bank.

Example. You would pay the following expenses on a $1,000 investment assuming (1) 5% annual return and (2) redemption at the end of each time period:

     1 year     3 years     5 years     10 years
     ------     -------     -------     --------
       $8         $25         $43          $95

     The purpose of the Fee Table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly as an investor in Cash Reserves Fund. The table is based upon actual expenses incurred in the last fiscal year.


     Cash Reserves Fund pays the Adviser an administrative fee based on the Fund's average daily net assets and Cash Reserves Portfolio pays the Adviser a management fee based on its average daily net assets. The expenses of both Cash Reserves Fund and Cash Reserves Portfolio are summarized in the Fee Table and are described under Management. The Fund will bear its proportionate share of Portfolio expenses. The trustees of Income Trust have considered whether the annual operating expenses of Cash Reserves Fund, including its proportionate share of the expenses of Cash Reserves Portfolio, would be more or less than if the Fund invested directly in the securities held by Cash Reserves Portfolio. The trustees concluded that the Fund's expenses would not be greater in such case.


     For purposes of the Example above, the figures assume that the percentage amounts listed under Annual Fund Operating Expenses remain the same during each of the periods; that all income dividends and capital gains distributions are reinvested in additional shares; and that, for purposes of fee breakpoints, the net assets remain at the same level as in the most recently completed fiscal year.

     The figures in the Example are not necessarily indicative of past or future expenses, and actual expenses may be greater or less than those shown. Although information such as that shown in the Fee Table and Example is useful in reviewing expenses and in providing a basis for comparison with other mutual funds, it should not be used for comparison with other investments using different assumptions or time periods.


FINANCIAL HIGHLIGHTS

The following table reflects the results of operations of Cash Reserves Fund on a per-share basis and has been audited by Ernst & Young LLP, independent auditors. The table should be read in conjunction with the financial statements and notes thereto, which may be obtained from Income Trust without charge upon request.

                                   Six
                         Year      Months
                         Ended     Ended
                         Dec. 31,  June 30,                                 Years Ended June 30,
                         1987      1988      1989      1990      1991      1992      1993     1994    1995      1996    1997
                        ------    ------    ------    ------    ------    ------    ------   ------  ------    ------  -------
NET ASSET VALUE,
 BEGINNING OF PERIOD... $1.000    $1.000    $1.000    $1.000    $1.000    $1.000    $1.000   $1.000   $1.000   $1.000   $1.000
                        ------    ------    ------    ------    ------    ------    ------   ------   ------   ------   ------
Net investment income.   0.060     0.032     0.081     0.079     0.068     0.044     0.028    0.028   0.048     0.050    0.048
Distributions from net
 investment income....  (0.060)   (0.032)   (0.081)   (0.079)   (0.068)   (0.044)   (0.028)  (0.028) (0.048)   (0.050)  (0.048)
                        ------    ------    ------    ------    ------    ------    ------   ------   ------   ------   ------
NET ASSET VALUE, END
 OF PERIOD............. $1.000    $1.000    $1.000    $1.000    $1.000    $1.000    $1.000   $1.000   $1.000   $1.000   $1.000
                        ======    ======    ======    ======    ======    ======    ======   ======   ======   ======   ======
Ratio of expenses to
 average net assets...   0.72%    *0.70%     0.75%     0.76%     0.78%     0.78%     0.79%    0.79%   0.76%     0.78%    0.77%
Ratio of net investment
 income to average
 net assets...........   6.02%    *6.36%     8.13%     7.94%     6.81%     4.40%     2.81%    2.77%   4.83%     4.98%    4.80%
Total return..........   6.15%    *6.43%     8.41%     8.20%     6.98%     4.49%     2.83%    2.81%   4.96%     5.07%    4.92%
Net assets, end of
 period (000 omitted).$962,901  $930,074  $948,018  $949,803  $840,525  $711,087  $627,110 $554,713 $498,163 $476,840 $452,358

*Annualized.


THE FUND

Stein Roe Cash Reserves Fund ("Cash Reserves Fund") is a no-load "mutual fund." Mutual funds sell their own shares to investors and use the money they receive to invest in a portfolio of securities. A mutual fund allows you to pool your money with that of other investors in order to obtain professional investment management. Mutual funds generally make it possible for you to obtain greater diversification of your investments and simplify your recordkeeping. Because Cash Reserves Fund invests only in money market instruments, it is called a "money market fund." No-load funds do not impose commissions or charges when shares are purchased or redeemed.

     Cash Reserves Fund is a series of Income Trust, an open-end management investment company which is authorized to issue shares of beneficial interest in separate series. Each series represents interests in a separate portfolio of securities and other assets, with its own investment objectives and policies.

     Although there can be no assurance that it will always be able to do so, Cash Reserves Fund follows procedures designed to stabilize its price per share at $1.00. The Statement of Additional Information describes these procedures.


     Stein Roe & Farnham Incorporated (the "Adviser") provides investment advisory, administrative, and accounting and bookkeeping services to Cash Reserves Fund and Cash Reserves Portfolio.
The Adviser also manages several other mutual funds with different investment objectives, including international funds, equity funds and taxable and tax-exempt bond funds. To obtain prospectuses and other information on any of those mutual funds, please call 800-338-2550.

     On March 2, 1998, Cash Reserves Fund became a "feeder fund"-- that is, it invested all of its assets in SR&F Cash Reserves Portfolio ("Cash Reserves Portfolio"), a "master fund" that has an investment objective identical to that of the Fund. Cash Reserves Portfolio is a series of SR&F Base Trust ("Base Trust"). Prior to converting to a feeder fund, Cash Reserves Fund had invested its assets in a diversified group of securities. Under the "master fund/feeder fund structure," a feeder fund and one or more other feeder funds pool their assets in a master portfolio that has the same investment objective and substantially the same investment policies as the feeder funds. The purpose of such an arrangement is to achieve greater operational efficiencies and reduce costs.
The assets of Cash Reserves Portfolio, Cash Reserves Fund's master fund, are managed by the Adviser in the same manner as the assets of the Fund were managed before conversion to the master fund/feeder fund structure. (For more information, see Master Fund/Feeder Fund:
Structure and Risk Factors.)

     Because Cash Reserves Fund strives to maintain a $1.00 per share value, its return is usually quoted either as a current seven-day yield, calculated by totaling the dividends on a share of Cash Reserves Fund for the previous seven days and restating that yield as an annual rate; or as an effective yield, calculated by adjusting the current yield to assume daily compounding. The current and effective yields for the seven-day period ended Jan. 30, 1998, were 4.99% and 5.11% respectively. To obtain current yield information, you may call 800-338-2550.


     From time to time, Cash Reserves Fund may also quote total return figures. The total return from an investment in Cash Reserves Fund is measured by the distributions received (assuming reinvestment) plus or minus the change in the net asset value per share for a given period. A total return percentage may be calculated by dividing the value of a share at the end of the period (including reinvestment of distributions) by the value of the share at the beginning of the period and subtracting one. For a given period, an average annual total return may be calculated by finding the average annual compounded rate that would equate a hypothetical $1,000 investment to the ending redeemable value.


     Comparison of the yield or total return of Cash Reserves Fund with those of alternative investments should consider differences between the Fund and the alternative investments, the periods and methods used in calculation of the return being compared, and the impact of taxes on alternative investments. Past performance is no guarantee of future results.



INVESTMENT POLICIES

Cash Reserves Fund seeks to obtain maximum current income consistent with the preservation of capital and the maintenance of liquidity. It seeks to achieve its objective by investing all of its net investable assets in Cash Reserves Portfolio, which has the identical investment objective. Cash Reserves Portfolio seeks to achieve its objective by investing all of its assets in U.S. dollar-denominated money market instruments maturing in thirteen months or less from time of investment. Each security must be rated (or be issued by an issuer that is rated with respect to its short-term debt) within the highest rating category for short-term debt by at least two nationally recognized statistical rating organizations ("NRSRO") (or, if rated by only one NRSRO, by that rating agency), or, if unrated, determined by or under the direction of the Board of Trustees to be of comparable quality. These securities may include:

(1) Securities issued or guaranteed by the U.S. Government or by its agencies or instrumentalities ("U.S. Government Securities");
(2) Securities issued or guaranteed by the government of any foreign country that are rated at time of purchase A or better (or equivalent rating) by at least one NRSRO; /1/
(3) Certificates of deposit, bankers' acceptances and time deposits of any bank (U.S. or foreign) having total assets in excess of $1 billion, or the equivalent in other currencies (as of the date of the most recent available financial statements) or of any branches, agencies or subsidiaries (U.S. or foreign) of any such bank;
(4) Commercial paper of U.S. or foreign issuers;
(5) Notes, bonds, and debentures rated at time of purchase A or better (or equivalent rating) by at least one NRSRO;
(6) Repurchase agreements /2/ involving securities listed in (1)
    above;
(7) Other high-quality short-term obligations.
-----------
/1/ For a description of certain NRSRO commercial paper, note, and bond ratings, see the Appendix to the Statement of Additional Information.
/2/ A sale of securities to Cash Reserves Portfolio in which the seller (a bank or securities dealer that the Adviser believes to be financially sound) agrees to repurchase the securities at a higher price, which includes an amount representing interest on the purchase price, within a specified time.
-----------

     In accordance with its investment objectives and policies, Cash Reserves Portfolio may invest in variable and floating rate money market instruments which provide for periodic or automatic adjustment in coupon interest rates that are reset based on changes in amount and directions of specified short-term interest rates.

     Under normal market conditions, Cash Reserves Portfolio will invest at least 25% of its total assets in securities of issuers in the financial services industry (which includes, but is not limited to, banks, personal credit and business credit institutions, and other financial services institutions).

     Cash Reserves Portfolio maintains a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable net asset value per share, and not in excess of 90 days.
It is a fundamental policy /3/ that the maturity of any instrument that grants the holder an optional right to redeem at par plus interest and without penalty will be deemed at any time to be the next date provided for payment on exercise of such optional redemption right.
--------------
/3/ A fundamental policy may be changed only with the approval of a "majority of the outstanding voting securities" as defined in the Investment Company Act of 1940.
--------------


INVESTMENT RESTRICTIONS

Each of Cash Reserves Fund and Cash Reserves Portfolio is diversified as that term is defined in the Investment Company Act of 1940.

     Neither Cash Reserves Fund nor Cash Reserves Portfolio will, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer--this restriction does not apply to U.S. Government Securities or repurchase agreements for such securities./4/ Notwithstanding the limitation on investment in a single issuer, Cash Reserves Fund may invest all or substantially all of its assets in another investment company having the identical investment objective under a master fund/feeder fund structure.
----------
/4/ Notwithstanding the foregoing, and in accordance with Rule 2a-7 of the Investment Company Act of 1940 (the "Rule"), Cash Reserves Portfolio will not, immediately after the acquisition of any security (other than a Government Security or certain other securities as permitted under the Rule), invest more than 5% of its total assets in the securities of any one issuer; provided, however, that it may invest up to 25% of its total assets in First Tier Securities (as that term is defined in the Rule) of a single issuer for a period of up to three business days after the purchase thereof.
----------


     While neither Cash Reserves Fund nor Cash Reserves Portfolio may make loans, that each may (1) purchase money market instruments and enter into repurchase agreements; (2) acquire publicly distributed or privately placed debt securities; and (3) participate in an interfund lending program with other Stein Roe Funds and Portfolios. Cash Reserves Fund and Cash Reserves Portfolio may not borrow money, except for nonleveraging, temporary, or emergency purposes or in connection with participation in the interfund lending program. Neither the aggregate borrowings (including reverse repurchase agreements) nor aggregate loans at any one time may exceed 33 1/3% of the value of total assets. Additional securities may not be purchased when borrowings, less proceeds receivable from sales of portfolio securities, exceed 5% of total assets.


     Cash Reserves Portfolio will not invest more than 10% of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days (however, there is otherwise no limitation on the percentage of assets which may be invested in repurchase agreements).

     The policies described in the second and third paragraphs of this section, which summarize certain important investment restrictions of Cash Reserves Fund and Cash Reserves Portfolio, and the policy with respect to concentration of investment in the financial services industry, can be changed only with the approval of a "majority of the outstanding voting securities," as defined in the Investment Company Act of 1940. All of the investment restrictions are set forth in the Statement of Additional Information.


RISKS AND INVESTMENT CONSIDERATIONS

All investments, including those in mutual funds, have risks. No investment is suitable for all investors. There can be no guarantee that Cash Reserves Fund or Cash Reserves Portfolio will achieve its objective or be able at all times to maintain its net asset value per share at $1.00.

     In the event of a bankruptcy or other default of a seller of a repurchase agreement, Cash Reserves Portfolio could experience both delays in liquidating the underlying securities and losses, including: (a) possible decline in the value of the collateral during the period in which it seeks to enforce its rights thereto;
(b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

     The investment objective of Cash Reserves Fund and Cash Reserves Portfolio is not fundamental and may be changed by the Board of Trustees without a vote of shareholders. If there is a change in the investment objective, shareholders should consider whether Cash Reserves Fund remains an appropriate investment in light of their then-current financial position and needs.

     The investment policy of investing at least 25% of its assets in securities of issuers in the financial services industry may cause it to be more adversely affected by changes in market or economic conditions and other circumstances affecting the financial services industry. Because the investment policy permits Cash Reserves Portfolio to invest in: securities of foreign branches of U.S. banks (Eurodollars), U.S. branches of foreign banks (Yankee dollars), and foreign banks and their foreign branches, such as negotiable certificates of deposit; securities of foreign governments; and securities of foreign issuers, such as commercial paper and corporate notes, bonds and debentures, investment in Cash Reserves Fund might involve risks that are different in some respects from an investment in a fund that invests only in debt obligations of U.S. domestic issuers. Such risks may include future political and economic developments; the possible imposition of foreign withholding taxes on interest income payable on securities held in the portfolio; possible seizure or nationalization of foreign deposits; the possible establishment of exchange controls; or the adoption of other foreign governmental restrictions that might adversely affect the payment of principal and interest on securities in the portfolio. Additionally, there may be less public information available about foreign banks and their branches. Foreign banks and foreign branches of foreign banks are not regulated by U.S. banking authorities, and generally are not bound by accounting, auditing, and financial reporting standards comparable to U.S. banks.

     Cash Reserves Portfolio may invest in securities purchased on a when-issued or delayed-delivery basis. Although the payment terms of these securities are established at the time Cash Reserves Portfolio enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed and the yields then available in the market may be greater. It will make such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if it is deemed advisable for investment reasons.

     Cash Reserves Portfolio may also invest in securities purchased on a standby commitment basis, which is a delayed-delivery agreement in which it binds itself to accept delivery of a security at the option of the other party to the agreement.


HOW TO PURCHASE SHARES

You may purchase shares by check, by wire, by electronic transfer, or by exchange from your account with another no-load Stein Roe Fund. The initial purchase minimum per account is $2,500; the minimum for Uniform Gifts/Transfers to Minors Act ("UGMA") accounts is $1,000; the minimum for accounts established under an automatic investment plan (i.e., Regular Investments, Dividend Purchase Option, or the Automatic Exchange Plan) is $1,000 for regular accounts and $500 for UGMA accounts; and the minimum per account for Stein Roe IRAs is $500. The initial purchase minimum is waived for shareholders who participate in the Stein Roe Counselor [service mark] program and for clients of the Adviser. Subsequent purchases must be at least $100, or at least $50 if you purchase by electronic transfer. If you wish to purchase shares to be held by a tax-sheltered retirement plan sponsored by the Adviser, you must obtain special forms for those plans. (See Shareholder Services.)

By Check. To make an initial purchase of shares by check, please complete and sign the application and mail it, together with a check made payable to Stein Roe Mutual Funds, to SteinRoe Services Inc. at P.O. Box 8900, Boston, Massachusetts 02205. Participants in the Stein Roe Counselor [service mark] program should send orders to SteinRoe Services Inc. at P.O. Box 803938, Chicago, Illinois 60680.

     You may make subsequent investments by submitting a check along with either the stub from your account confirmation statement or a note indicating the amount of the purchase, your account number, and the name in which your account is registered. Money orders will not be accepted for initial purchases into new accounts. Credit card convenience checks will not be accepted for initial or subsequent purchases into your account. Each individual check submitted for purchase must be at least $100, and Cash Reserves Fund generally will not accept cash, drafts, third or fourth party checks, or checks drawn on banks outside of the United States. Should an order to purchase shares of Cash Reserves Fund be cancelled because your check does not clear, you will be responsible for any resulting loss incurred.

By Wire. You also may pay for shares by instructing your bank to wire federal funds (monies of member banks within the Federal Reserve System) to the First National Bank of Boston. Your bank may charge you a fee for sending the wire. If you are opening a new account by wire transfer, you must first call 800-338-2550 to request an account number and furnish your Social Security or other tax identification number. Neither Cash Reserves Fund nor Income Trust will be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems. Your bank must include the full name(s) in which your account is registered and your account number, and should address its wire as follows:

First National Bank of Boston
Boston, Massachusetts
ABA Routing No. 011000390
Attention:  SteinRoe Services Inc.
Fund No. 36; Stein Roe Cash Reserves Fund
Account of (exact name(s) in registration)
Shareholder Account No. ________

     Participants in the Stein Roe Counselor [service mark] program should address their wires as follows:

First National Bank of Boston
Boston, Massachusetts
ABA Routing No. 011000390
Attention:  SteinRoe Services Inc.
Fund No. 36; Stein Roe Cash Reserves Fund
Account of (exact name(s) in registration)
Counselor Account No. ________

By Electronic Transfer. You may also make subsequent investments by an electronic transfer of funds from your bank account. Electronic transfer allows you to make purchases at your request ("Special Investments") by calling 800-338-2550 or at pre-scheduled intervals ("Regular Investments") elected on your application. (See Shareholder Services.) Electronic transfer purchases are subject to a $50 minimum and a $100,000 maximum. You may not open a new account through electronic transfer. Should an order to purchase shares be cancelled because your electronic transfer does not clear, you will be responsible for any resulting loss incurred.

By Exchange. You may purchase shares by exchange of shares from another no-load Stein Roe Fund account either by phone (if the Telephone Exchange Privilege has been established on the account from which the exchange is being made), by mail, in person, or automatically at regular intervals (if you have elected Automatic Exchanges). Restrictions apply; please review the information under How to Redeem Shares--By Exchange.

Conditions of Purchase. Each purchase order must be accepted by an authorized officer of Income Trust or its authorized agent and is not binding until accepted and entered on the books of Cash Reserves Fund. Once your purchase order has been accepted, you may not cancel or revoke it; you may, however, redeem the shares. Income Trust reserves the right not to accept any purchase order that it determines not to be in the best interests of Income Trust or Fund shareholders. Income Trust also reserves the right to waive or lower its investment minimums for any reason. Income Trust does not issue certificates for shares.

Purchases Through Third Parties. You may purchase (or redeem) shares through certain broker-dealers, banks, or other intermediaries ("Intermediaries"). These Intermediaries may charge for their services or place limitations on the extent to which you may use the services offered by Income Trust. There are no charges or limitations imposed by Income Trust (other than those described in this prospectus) if shares are purchased (or redeemed) directly from Income Trust.

     An Intermediary, who accepts orders that are processed at the net asset value next determined after receipt of the order by the Intermediary, accepts such orders as agent of Cash Reserves Fund. The Intermediary is required to segregate any orders received on a business day after the close of regular session trading on the New York Stock Exchange and transmit those orders separately for execution at the net asset value next determined after that business day.

     Some Intermediaries that maintain nominee accounts with Cash Reserves Fund for their clients who are shareholders charge an annual fee of up to 0.25% of the average net assets held in such accounts for accounting, servicing, and distribution services they provide with respect to the underlying shares. The Adviser and the transfer agent share in the expense of these annual fees, and the Adviser pays all sales and promotional expenses.

Purchase Price and Effective Date. Each purchase of shares made directly with Cash Reserves Fund is made at its net asset value
(see Net Asset Value) next determined after receipt of an order in good form, including receipt of payment as follows:

     Check purchases--net asset value next determined after your check is converted into federal funds (currently one business day after receipt of your check). Your investment will begin earning dividends on the day of purchase.

     Wire purchases--net asset value next determined after receipt of the wire. If your wire is received before 11:00 a.m., central time, your investment will begin earning dividends on the day of purchase. If your wire is received at or after 11:00 a.m., central time, your investment will begin earning dividends on the following day.

     Electronic transfer--net asset value next determined after Cash Reserves Fund receives the electronic transfer from your bank. A Special Electronic Transfer Investment instruction received by telephone on a business day before 3:00 p.m., central time, is effective on the next business day. Your investment will begin earning dividends on the day following the date of purchase.

     Each purchase of shares through an Intermediary that is an authorized agent of Income Trust for the receipt of orders is made at the net asset value next determined after the receipt of the order by the Intermediary.


HOW TO REDEEM SHARES

By Written Request. You may redeem all or a portion of your shares by submitting a written request in "good order" to SteinRoe Services Inc. at P.O. Box 8900, Boston, Massachusetts 02205. Participants in the Stein Roe Counselor [service mark] program should send redemption requests to SteinRoe Services Inc. at P.O. Box 803938, Chicago, Illinois 60680. A redemption request will be considered to have been received in good order if the following conditions are satisfied:

(1) The request must be in writing, in English and must indicate the number of shares or the dollar amount to be redeemed and identify the shareholder's account number;
(2) The request must be signed by the shareholder(s) exactly as the shares are registered;
(3) The request must be accompanied by any certificates for the shares, either properly endorsed for transfer, or accompanied by a stock assignment properly endorsed exactly as the shares are registered;
(4) The signatures on either the written redemption request or the certificates (or the accompanying stock power) must be guaranteed (a signature guarantee is not a notarization, but is a widely accepted way to protect you and Cash Reserves Fund by verifying your signature);
(5) Corporations and associations must submit with each request a completed Certificate of Authorization included in this prospectus (or a form of resolution acceptable to Income Trust); and
(6) The request must include other supporting legal documents as required from organizations, executors, administrators, trustees, or others acting on accounts not registered in their names.


By Exchange. You may redeem all or any portion of your shares and use the proceeds to purchase shares of any other no-load Stein Roe Fund offered for sale in your state if your signed, properly completed application is on file. An exchange transaction is a sale and purchase of shares for federal income tax purposes and may result in capital gain or loss. Before exercising the Exchange Privilege, you should obtain the prospectus for the no-load Stein Roe Fund in which you wish to invest and read it carefully. The registration of the account to which you are making an exchange must be exactly the same as that of the Cash Reserves Fund account from which the exchange is made and the amount you exchange must meet any applicable minimum investment of the no-load Stein Roe Fund being purchased. Unless you have elected to receive your dividends in cash, on an exchange of all shares, any accrued unpaid dividends will be invested in the no-load Stein Roe Fund to which you exchange on the next business day. An exchange may be made by following the redemption procedure described under By Written Request and indicating the no-load Stein Roe Fund to be purchased--a signature guarantee normally is not required. (See also the discussion below of the Telephone Exchange Privilege and Automatic Exchanges.)


Special Redemption Privileges. The Telephone Exchange Privilege and the Telephone Redemption by Check Privilege will be established automatically for you when you open your account unless you decline these Privileges on your application. Other Privileges must be specifically elected. If you do not want the Telephone Exchange and Redemption Privileges, check the box(es) under the section "Telephone Redemption Options" when completing your application. In addition, a signature guarantee may be required to establish a Privilege after you open your account. If you establish both the Telephone Redemption by Wire Privilege and the Electronic Transfer Privilege, the bank account that you designate for both Privileges must be the same.

     You may not use any of the Special Redemption Privileges if you hold certificates for any of your shares. The Telephone Redemption by Check, Telephone Redemption by Wire and Check-Writing Privileges, and Special Electronic Transfer Redemptions are not available to redeem shares held by a tax-sheltered retirement plan sponsored by the Adviser. (See also General Redemption Policies.)

     Telephone Exchange Privilege. You may use the Telephone Exchange Privilege to exchange an amount of $50 or more from your account by calling 800-338-2550 or by sending a telegram; new accounts opened by exchange are subject to the $2,500 initial purchase minimum. Generally, you will be limited to four Telephone Exchange round-trips per year and Cash Reserves Fund may refuse requests for Telephone Exchanges in excess of four round-trips (a round-trip being the exchange out of Cash Reserves Fund into another no-load Stein Roe Fund, and then back to Cash Reserves Fund). In addition, Income Trust's general redemption policies apply to redemptions of shares by Telephone Exchange. (See General Redemption Policies.)

     Income Trust reserves the right to suspend or terminate at any time and without prior notice the use of the Telephone Exchange Privilege by any person or class of persons. Income Trust believes that use of the Telephone Exchange Privilege by investors utilizing market-timing strategies adversely affects Cash Reserves Fund. Therefore, regardless of the number of telephone exchange round-trips made by an investor, Income Trust generally will not honor requests for Telephone Exchanges by shareholders identified by Income Trust as "market-timers" if the officers of Income Trust determine the order not to be in the best interests of Income Trust or its shareholders. Income Trust generally identifies as a "market-timer" an investor whose investment decisions appear to be based on actual or anticipated near-term changes in the securities markets rather than for investment considerations. Moreover, Income Trust reserves the right to suspend, limit, modify, or terminate at any time and without prior notice the Telephone Exchange Privilege in its entirety. Because such a step would be taken only if the Board of Trustees believes it would be in the best interests of Cash Reserves Fund, Income Trust expects that it would provide shareholders with prior written notice of any such action unless it appears that the resulting delay in the suspension, limitation, modification, or termination of the Telephone Exchange Privilege would adversely affect Cash Reserves Fund. If Income Trust were to suspend, limit, modify, or terminate the Telephone Exchange Privilege, a shareholder expecting to make a Telephone Exchange might find that an exchange could not be processed or that there might be a delay in the implementation of the exchange. (See How to Redeem Shares--By Exchange.) During periods of volatile economic and market conditions, you may have difficulty placing your exchange by telephone.

     Automatic Exchanges.  You may use the Automatic Exchange
Privilege to automatically redeem a fixed amount from your account for investment in another no-load Stein Roe Fund account on a regular basis.

     Telephone Redemption by Check Privilege. You may use the Telephone Redemption by Check Privilege to redeem an amount of $1,000 or more from your account by calling 800-338-2550. The proceeds will be sent by check to your registered address.

     Telephone Redemption by Wire Privilege. You may use this Privilege to redeem an amount of $1,000 or more from your account by calling 800-338-2550. The proceeds will be transmitted by wire to your account at a commercial bank previously designated by you that is a member of the Federal Reserve System. The fee for wiring proceeds (currently $7.00 per transaction) will be deducted from the amount wired.

     Check-Writing Privilege. You may also redeem shares by writing special checks in the amounts of $50 or more. Your checks are drawn against a special checking account maintained with the First National Bank of Boston, and you will be subject to the bank's procedures and rules relating to its checking accounts and to this Privilege.

     Electronic Transfer Privilege. You may redeem shares by calling 800-338-2550 and requesting an electronic transfer ("Special Redemption") of the proceeds to a bank account previously designated by you at a bank that is a member of the Automated Clearing House or at scheduled intervals ("Automatic Redemptions"--see Shareholder Services). Electronic transfers are subject to a $50 minimum and a $100,000 maximum. A Special Redemption request received by telephone after 3:00 p.m., central time, is deemed received on the next business day.

General Redemption Policies. You may not cancel or revoke your redemption order once instructions have been received and accepted. Income Trust cannot accept a redemption request that specifies a particular date or price for redemption or any special conditions. Please call 800-338-2550 if you have any questions about requirements for a redemption before submitting your request. If you wish to redeem shares held by a tax-sheltered retirement plan sponsored by the Adviser, special procedures of those plans apply. (See Shareholder Services--Tax-Sheltered Retirement Plans.) Income Trust reserves the right to require a properly completed application before making payment for shares redeemed.

     The price at which your redemption order will be executed is the net asset value next determined after proper redemption instructions are received. (See Net Asset Value.) Because the redemption price you receive depends upon the net asset value per share at the time of redemption, it may be more or less than the price you originally paid for the shares, even though Cash Reserves Fund attempts to maintain its net asset value at $1.00 (rounded to the nearest one cent), and may result in a realized capital gain or loss.

     Income Trust normally intends to pay proceeds of a redemption within two business days and generally no later than seven days after proper instructions are received. If a request for Telephone Redemption by Wire is received before 11:00 a.m., central time, the proceeds will be paid on the day the order is received; proceeds of an order received at or after 11:00 a.m., central time, will be paid on the next business day. Income Trust will not be responsible for the consequences of delays, including delays in the mail, banking, or Federal Reserve wire systems. If you attempt to redeem shares within 15 days after they have been purchased by check or electronic transfer, Income Trust will delay payment of the redemption proceeds to you until it can verify that payment for the purchase of those shares has been (or will be) collected. To reduce such delays, Income Trust recommends that your purchase be made by federal funds wire through your bank. Generally, you may not use any Special Redemption Privilege to redeem shares purchased by check (other than certified or cashiers' checks) or electronic transfer until 15 days after their date of purchase.

     Income Trust reserves the right at any time without prior notice to suspend, limit, modify, or terminate any Privilege or its use in any manner by any person or class.

     Neither Income Trust, its transfer agent, nor their respective officers, trustees, directors, employees, or agents will be responsible for the authenticity of instructions provided under the Privileges, nor for any loss, liability, cost or expense for acting upon instructions furnished thereunder if they reasonably believe that such instructions are genuine. Cash Reserves Fund employs procedures reasonably designed to confirm that instructions communicated by telephone under any Special Redemption Privilege or the Special Electronic Transfer Redemption Privilege are genuine. Use of any Special Redemption Privilege or the Special Electronic Transfer Redemption Privilege authorizes Cash Reserves Fund and its transfer agent to tape-record all instructions to redeem. In addition, callers are asked to identify the account number and registration, and may be required to provide other forms of identification. Written confirmations of transactions are mailed promptly to the registered address; a legend on the confirmation requests that the shareholder review the transactions and inform the Fund immediately if there is a problem. If Cash Reserves Fund does not follow reasonable procedures for protecting shareholders against loss on telephone transactions, it may be liable for any losses due to unauthorized or fraudulent instructions.

     Income Trust reserves the right to redeem shares in any account and send the proceeds to the owner of record if the shares in the account do not have a value of at least $1,000. If the value of the account is more than $10, a shareholder would be notified that his account is below the minimum and would be allowed 30 days to increase the account before the redemption is processed. Income Trust reserves the right to redeem any account with a value of $10 or less without prior written notice to the shareholder. Due to the proportionately higher costs of maintaining small accounts, the transfer agent may charge and deduct from the account a $5 per quarter minimum balance fee if the account is a regular account with a balance below $2,000 or an UGMA account with a balance below $800. This minimum balance fee does not apply to Stein Roe IRAs, other Stein Roe prototype retirement plans, accounts with automatic investment plans (unless regular investments have been discontinued), or omnibus or nominee accounts. The transfer agent may waive the fee, at its discretion, in the event of significant market corrections.

     Shares in any account you maintain with Cash Reserves Fund or any of the other Stein Roe Funds may be redeemed to the extent necessary to reimburse any Stein Roe Fund for any loss you cause it to sustain (such as loss from an uncollected check or electronic transfer or any liability under the Internal Revenue Code provisions on backup withholding).


SHAREHOLDER SERVICES

Reporting to Shareholders. You will receive a confirmation statement reflecting each of your purchases and redemptions of shares of Cash Reserves Fund, as well as periodic statements detailing distributions made by the Fund. Shares purchased by reinvestment of dividends, by cross-reinvestment of dividends from another Stein Roe Fund, or through an automatic investment plan will be confirmed to you quarterly. In addition, Income Trust will send you semiannual and annual reports showing portfolio holdings and will provide you annually with tax information.

     To reduce the volume of mail you receive, only one copy of certain materials, such as prospectuses and shareholder reports, will be mailed to your household (same address). Please call 800-338-2550 if you wish to receive additional copies free of charge. This policy may not apply if you purchased shares through an Intermediary.

Funds-on-Call [registered mark] Automated Telephone Service. To access Stein Roe Funds-on-Call [registered mark], just call 800-338-2550 on any touch-tone telephone and follow the recorded instructions. Funds-on-Call [registered mark] provides yields, prices, latest dividends, account balances, last transaction, and other information 24 hours a day, seven days a week. You also may use Funds-on-Call [registered mark] to make Special Investments and Redemptions, Telephone Exchanges, and Telephone Redemptions by Check. These transactions are subject to the terms and conditions of the individual privileges. (See How to Purchase Shares and How to Redeem Shares.) Information regarding your account is available to you via Funds-on-Call [registered mark] only after you follow an activation process the first time you call. Your account information is protected by a personal identification number (PIN) that you establish.

Stein Roe Counselor [service mark] Program. The Stein Roe Counselor [service mark] program is a professional investment advisory service available to shareholders. This program is designed to provide investment guidance in helping investors to select a portfolio of Stein Roe Funds.

Recordkeeping and Administration Services. If you oversee or administer investments for a group of investors, we offer a variety of services.

Tax-Sheltered Retirement Plans. Booklets describing the following programs and special forms necessary for establishing them are available on request. You may use all of the no-load Stein Roe Funds, except those investing primarily in tax-exempt securities, in these plans. Please read the prospectus for each Stein Roe Fund in which you plan to invest before making your investment.

     Individual Retirement Accounts ("IRAs") for employed persons and their non-employed spouses.

     Prototype Money Purchase Pension and Profit-Sharing Plans for self-employed individuals, partnerships, and corporations.

     Simplified Employee Pension Plans permitting employers to provide retirement benefits to their employees by utilizing IRAs while minimizing administration and reporting requirements.

Special Services. The following special services are available to shareholders. Please call 800-338-2550 or write Income Trust for additional information and forms.


     Dividend Purchase Option--diversify your investments by having distributions from one no-load Stein Roe Fund account automatically invested in another no-load Stein Roe Fund account. Before establishing this option, you should obtain and carefully read the prospectus of the Stein Roe Fund into which you wish to have your distributions invested. The account from which distributions are made must be of sufficient size to allow each distribution to usually be at least $25. The account into which distributions are to be invested may be opened with an initial investment of only $1,000.

     Automatic Dividend Deposit (electronic transfer)--have income dividends and capital gains distributions deposited directly into your bank account.

     Telephone Redemption by Check Privilege ($1,000 minimum) and
Telephone Exchange Privilege ($50 minimum)--established automatically when you open your account unless you decline them on your application. (See How to Redeem Shares--Special
Redemption Privileges.)

     Telephone Redemption by Wire Privilege--redeem shares from your account by phone and have the proceeds transmitted by wire to your account ($1,000 minimum).

     Check-Writing Privilege--redeem shares by writing special checks against your Cash Reserves Fund account ($50 minimum per check).

     Special Redemption Option (electronic transfer)--redeem shares at any time and have the proceeds deposited directly to your bank account ($50 minimum; $100,000 maximum).

     Regular Investments (electronic transfer)--purchase shares at regular intervals directly from your bank account ($50 minimum; $100,000 maximum).

     Special Investments (electronic transfer)--purchase shares by telephone and pay for them by electronic transfer of funds from your bank account ($50 minimum; $100,000 maximum).

     Automatic Exchange Plan--automatically redeem a fixed dollar amount from your account and invest it in another no-load
Stein Roe Fund account on a regular basis ($50 minimum; $100,000 maximum).

     Automatic Redemptions (electronic transfer)--have a fixed dollar amount redeemed and sent at regular intervals directly to your bank account ($50 minimum; $100,000 maximum).

     Systematic Withdrawals--have a fixed dollar amount, declining balance, or fixed percentage of your account redeemed and sent at regular intervals by check to you or another payee.



NET ASSET VALUE


The purchase or redemption price of a share of Cash Reserves Fund is the net asset value per share. The net asset value of a share is normally determined twice each day: at 11:00 a.m., central time, and as of the close of regular session trading on the New York Stock Exchange ("NYSE") (currently 3:00 p.m., central time). The net asset value per share is computed by dividing the difference between the values of assets and liabilities by the number of shares outstanding and rounding to the nearest cent. Net asset value will not be determined on days when the NYSE is closed unless, in the judgment of the Board of Trustees, the net asset value should be determined on any such day, in which case the determination will be made at 3:00 p.m., central time.
Cash Reserves Portfolio allocates net asset value, income, and expenses to Cash Reserves Fund and any other of its feeder funds in proportion to their respective interests in the Portfolio.


     Cash Reserves Fund attempts to maintain its net asset value at $1.00 per share. Portfolio securities are valued based on their amortized cost, which does not take into account unrealized gains or losses. Other assets and securities for which this valuation method does not produce a fair value are valued at a fair value determined by the Board. The extent of any deviation between the net asset value based upon market quotations or equivalents and $1.00 per share based on amortized cost will be examined by the Board of Trustees. If such deviation were to exceed 1/2 of 1%, the Board would consider what action, if any, should be taken, including selling portfolio instruments, increasing, reducing or suspending distributions, or redeeming shares in kind.


DISTRIBUTIONS AND INCOME TAXES

Distributions. A dividend from net income of Cash Reserves Fund is declared each business day to shareholders of record immediately before 3:00 p.m., central time. (See How to Purchase Shares.) Dividends are paid monthly and confirmed at least quarterly. If the net asset value per share were to decline, or were believed likely to decline, below $1.00 (rounded to the nearest cent), the Board might temporarily reduce or suspend dividends in an effort to maintain net asset value at $1.00 per share.

     All of your income dividends and capital gains distributions will be reinvested in additional shares unless you elect to have distributions either (1) paid by check; (2) deposited by electronic transfer into your bank account; (3) applied to purchase shares in your account with another no-load Stein Roe Fund; or (4) applied to purchase shares in a no-load Stein Roe Fund account of another person. (See Shareholder Services.) Reinvestment normally occurs on the payable date. If a shareholder elected to receive dividends and/or capital gains distributions in cash and the postal or other delivery service selected by the transfer agent is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. Income Trust reserves the right to reinvest the proceeds and future distributions in additional shares of Cash Reserves Fund if checks mailed to you for distributions are returned as undeliverable or are not presented for payment within six months. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Income Taxes. Your distributions will be taxable to you, under income tax law, whether received in cash or reinvested in additional shares. For federal income tax purposes, any distribution that is paid in Jan. but was declared in the prior calendar year is deemed paid in the prior calendar year.

     You will be subject to federal income tax at ordinary rates on income dividends and distributions of net short-term capital gains. Distributions of net long-term capital gains will be taxable to you as long-term capital gains regardless of the length of time you have held your shares.

     You will be advised annually as to the source of distributions. If you are not subject to tax on your income, you will not be required to pay tax on these amounts. Because investment income consists primarily of interest, it is expected that none of the dividends paid by Cash Reserves Fund will qualify under the Internal Revenue Code for the dividends received deduction available to corporations.

     The Taxpayer Relief Act of 1997 (the "Act") reduced from 28% to 20% the maximum tax rate on long-term capital gains. This reduced rate generally applies to securities held for more than 18 months and sold after July 28, 1997, and securities held for more than one year and sold between May 6, 1997 and July 29, 1997.

     For federal income tax purposes, Cash Reserves Fund is treated as a separate taxable entity distinct from the other series of Income Trust.

     This section is not intended to be a full discussion of income tax laws and their effect on shareholders. You may wish to consult your own tax advisor.

Backup Withholding. Income Trust may be required to withhold federal income tax ("backup withholding") from certain payments to you--generally redemption proceeds. Backup withholding may be required if:

- You fail to furnish your properly certified Social Security or other tax identification number;
- You fail to certify that your tax identification number is correct or that you are not subject to backup withholding due to the underreporting of certain income;
- The Internal Revenue Service informs Income Trust that your tax identification number is incorrect.

     These certifications are contained in the application that you should complete and return when you open an account. Cash Reserves Fund must promptly pay to the IRS all amounts withheld. Therefore, it is usually not possible for the Fund to reimburse you for amounts withheld. You may, however, claim the amount withheld as a credit on your federal income tax return.


MANAGEMENT

Trustees and Investment Adviser. The Board of Trustees of Income Trust and the Board of Base Trust have overall management responsibility for Cash Reserves Fund and Cash Reserves Portfolio, respectively. See Management in the Statement of Additional Information for the names of and other information about the trustees and officers. Since Income Trust and Base Trust have the same trustees, the trustees have adopted conflict of interest procedures to monitor and address potential conflicts between the interests of Cash Reserves Fund and Cash Reserves Portfolio.

     The Adviser, Stein Roe & Farnham Incorporated, One South Wacker Drive, Chicago, Illinois 60606, is responsible for managing the investment portfolio of Cash Reserves Portfolio and the business affairs of Cash Reserves Fund, Cash Reserves Portfolio, Income Trust, and Base Trust, subject to the direction of the respective Board. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940. The Adviser and its predecessor have advised and managed mutual funds since 1949. The Adviser is a wholly owned indirect subsidiary of Liberty Financial Companies, Inc. ("Liberty Financial"), which in turn is a majority owned indirect subsidiary of Liberty Mutual Insurance Company.


Fees and Expenses. The Adviser provides administrative services to Cash Reserves Fund under an administrative agreement and investment management services to Cash Reserves Portfolio under a management agreement. The Adviser is entitled to receive a monthly administrative fee from Cash Reserves Fund at an annual rate of 0.250% of the first $500 million of average net assets, 0.200% of the next $500 million, and 0.150% thereafter; and a monthly portfolio management fee from Cash Reserves Portfolio at an annual rate of .250% of the first $500 million of average net assets and .225% thereafter, each computed and accrued daily. The annualized management and administrative fees for Cash Reserves Fund for the year ended June 30, 1997, amounted to 0.50% of average net assets.


     Under a separate agreement with each Trust, the Adviser provides certain accounting and bookkeeping services to Cash Reserves Fund and Cash Reserves Portfolio, including computation of net asset value and calculation of net income and capital gains and losses on disposition of assets.

Portfolio Transactions. The Adviser places the orders for the purchase and sale of portfolio securities. In doing so, the Adviser seeks to obtain the best combination of price and execution, which involves a number of judgmental factors.

Transfer Agent. SteinRoe Services Inc., One South Wacker Drive, Chicago, Illinois 60606, a wholly owned subsidiary of Liberty Financial, is the agent of Income Trust for the transfer of shares, disbursement of dividends, and maintenance of shareholder accounting records.

Distributor. Shares of Cash Reserves Fund are distributed by Liberty Financial Investments, Inc. ("Distributor"), One Financial Center, Boston, Massachusetts 02111. The Distributor is a subsidiary of Colonial Management Associates, Inc., which is an indirect subsidiary of Liberty Financial. Fund shares are offered for sale without any sales commissions or charges to the Fund or to its shareholders. All distribution and promotional expenses are paid by the Adviser, including payments to the Distributor for sales of Fund shares.

     All correspondence (including purchase and redemption orders) should be mailed to SteinRoe Services Inc. at P.O. Box 8900,
Boston, Massachusetts 02205.  Participants in the Stein Roe
Counselor [service mark] program should send orders to SteinRoe
Services Inc. at P.O. Box 803938, Chicago, Illinois 60680.

Custodian. State Street Bank and Trust Company (the "Bank"), 225 Franklin Street, Boston, Massachusetts 02101, is the custodian for Cash Reserves Fund and Cash Reserves Portfolio. Foreign securities are maintained in the custody of foreign banks and trust companies that are members of the Bank's Global Custody Network or foreign depositories used by such members. (See Custodian in the Statement of Additional Information.)


ORGANIZATION AND DESCRIPTION OF SHARES

Income Trust is a Massachusetts business trust organized under an Agreement and Declaration of Trust ("Declaration of Trust") dated Jan. 3, 1986, which provides that each shareholder shall be deemed to have agreed to be bound by the terms thereof. The Declaration of Trust may be amended by a vote of either Income Trust's shareholders or its trustees. Income Trust may issue an unlimited number of shares, in one or more series as the Board may authorize. Currently, four series are authorized and outstanding.

     Under Massachusetts law, shareholders of a Massachusetts business trust such as Income Trust could, in some circumstances, be held personally liable for unsatisfied obligations of the trust. The Declaration of Trust provides that persons extending credit to, contracting with, or having any claim against, Income Trust or any particular series shall look only to the assets of Income Trust or of the respective series for payment under such credit, contract or claim, and that the shareholders, trustees and officers shall have no personal liability therefor. The Declaration of Trust requires that notice of such disclaimer of liability be given in each contract, instrument or undertaking executed or made on behalf of Income Trust. The Declaration of Trust provides for indemnification of any shareholder against any loss and expense arising from personal liability solely by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and Income Trust was unable to meet its obligations.

     The risk of a particular series incurring financial loss on account of unsatisfied liability of another series of Income Trust also is believed to be remote, because it would be limited to claims to which the disclaimer did not apply and to circumstances in which the other series was unable to meet its obligations.


     As a business trust, Income trust is not required to hold annual shareholder meetings. However, special meetings may be called for purposes such as electing or removing trustees, changing fundamental policies, or approving any investment advisory contract.



MASTER FUND/FEEDER FUND: STRUCTURE AND RISK FACTORS


     Cash Reserves Fund, an open-end management investment company, seeks to achieve its objective by investing all of its assets in another mutual fund having an investment objective identical to that of Cash Reserves Fund. The shareholders of Cash Reserves Fund approved this policy of permitting Cash Reserves Fund to act as a feeder fund by investing in Cash Reserves Portfolio. Please refer to Investment Policies and Investment Restrictions for a description of the investment objectives, policies, and restrictions of Cash Reserves Fund and Cash Reserves Portfolio. The management fees and expenses of both Cash Reserves Fund and Cash Reserves Portfolio are described under Fee Table and Management. Cash Reserves Fund bears its proportionate share of Cash Reserves Portfolio's expenses.


     The Adviser has provided investment management services in connection with other mutual funds employing the master fund/feeder fund structure since 1991.

     SR&F Cash Reserves Portfolio is a separate series of SR&F Base Trust ("Base Trust"), a Massachusetts common law trust organized under an Agreement and Declaration of Trust ("Declaration of Trust") dated Aug. 23, 1993. The Declaration of Trust of Base Trust provides that Cash Reserves Fund and other investors in Cash Reserves Portfolio will be liable for all obligations of Cash Reserves Portfolio that are not satisfied by Cash Reserves Portfolio. However, the risk of Cash Reserves Fund incurring financial loss on account of such liability is limited to circumstances in which liability was inadequately insured and Cash Reserves Portfolio was unable to meet its obligations. Accordingly, the trustees of Income Trust believe that neither Cash Reserves Fund nor its shareholders will be adversely affected by reason of Cash Reserves Fund's investing in Cash Reserves Portfolio.

     The Declaration of Trust of Base Trust provides that Cash Reserves Portfolio will terminate 120 days after the withdrawal of Cash Reserves Fund or any other investor in Cash Reserves Portfolio, unless the remaining investors vote to agree to continue the business of Cash Reserves Portfolio. The trustees of Income Trust may vote Cash Reserves Fund's interests in Cash Reserves Portfolio for such continuation without approval of Cash Reserves Fund's shareholders.

     The common investment objective of Cash Reserves Fund and Cash Reserves Portfolio is non-fundamental and may be changed without shareholder approval, subject, however, to at least 30 days' advance written notice to Cash Reserves Fund's shareholders. The fundamental policies of Cash Reserves Fund and the corresponding fundamental policies of Cash Reserves Portfolio can be changed only with shareholder approval.

     If Cash Reserves Fund, as an investor in Cash Reserves Portfolio, is requested to vote on a proposed change in a fundamental policy of Cash Reserves Portfolio or any other matter pertaining to Cash Reserves Portfolio (other than continuation of the business of Cash Reserves Portfolio after withdrawal of another investor), Cash Reserves Fund will solicit proxies from its shareholders and vote its interest in Cash Reserves Portfolio for and against such matters proportionately to the instructions to vote for and against such matters received from Fund shareholders. Cash Reserves Fund will vote shares for which it receives no voting instructions in the same proportion as the shares for which it receives voting instructions. There can be no assurance that any matter receiving a majority of votes cast by Fund shareholders will receive a majority of votes cast by all Portfolio investors. If other investors hold a majority interest in Cash Reserves Portfolio, they could have voting control over Cash Reserves Portfolio.

     In the event that Cash Reserves Portfolio's fundamental policies were changed so as to be inconsistent with those of Cash Reserves Fund, the Board of Trustees of Income Trust would consider what action might be taken, including changes to Cash Reserves Fund's fundamental policies, withdrawal of its assets from Cash Reserves Portfolio and investment of such assets in another pooled investment entity, or the retention of an investment adviser to invest those assets directly in money market instruments maturing in 13 months or less. Any of these actions would require the approval of Cash Reserves Fund's shareholders. Cash Reserves Fund's inability to find a substitute master fund or comparable investment management could have a significant impact upon its shareholders' investments. Any withdrawal of Cash Reserves Fund's assets could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) to Cash Reserves Fund. Should such a distribution occur, Cash Reserves Fund would incur brokerage fees or other transaction costs in converting such securities to cash. In addition, a distribution in kind could result in a less diversified portfolio of investments for Cash Reserves Fund and could affect the liquidity of Cash Reserves Fund.

     Each investor in Cash Reserves Portfolio, including Cash Reserves Fund, may add to or reduce its investment in Cash Reserves Portfolio on each day the NYSE is open for business. The investor's percentage of the aggregate interests in Cash Reserves Portfolio will be computed as the percentage equal to the fraction
(i) the numerator of which is the beginning of the day value of such investor's investment in Cash Reserves Portfolio on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in Cash Reserves Portfolio effected on such day; and (ii) the denominator of which is the aggregate beginning of the day net asset value of Cash Reserves Portfolio on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investment in Cash Reserves Portfolio by all investors in Cash Reserves Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in Cash Reserves Portfolio as of the close of business.

     Base Trust may permit other investment companies and/or other institutional investors to invest in Cash Reserves Portfolio, but members of the general public may not invest directly in Cash Reserves Portfolio. Other investors in Cash Reserves Portfolio are not required to sell their shares at the same public offering price as the Fund, could incur different administrative fees and expenses than Cash Reserves Fund, and their shares might be sold with a sales commission. Therefore, Cash Reserves Fund shareholders might have different investment returns than shareholders in another investment company that invests exclusively in Cash Reserves Portfolio. Investment by such other investors in Cash Reserves Portfolio would provide funds for the purchase of additional portfolio securities and would tend to reduce Cash Reserves Portfolio's operating expenses as a percentage of its net assets. Conversely, large-scale redemptions by any such other investors in Cash Reserves Portfolio could result in untimely liquidations of Cash Reserves Portfolio's security holdings, loss of investment flexibility, and increases in the operating expenses of Cash Reserves Portfolio as a percentage of its net assets. As a result, Cash Reserves Portfolio's security holdings may become less diverse, resulting in increased risk.

     Information regarding any other investors in Cash Reserves Portfolio may be obtained by writing to SR&F Base Trust, Suite 3200, One South Wacker Drive, Chicago, IL 60606, or by calling 800-338-2550. The Adviser may provide administrative or other services to one or more of such investors.
                          __________________

Stein Roe Mutual Funds
Certificate of Authorization
for use by corporations and associations only

Corporations or associations must complete this Certificate and submit it with the Fund Application, each written redemption, transfer or exchange request, and each request to terminate or change any of the Privileges or special service elections.

If the entity submitting the Certificate is an association, the word "association" shall be deemed to appear each place the word "corporation" appears. If the officer signing this Certificate is named as an authorized person, another officer must countersign the Certificate. If there is no other officer, the person signing the Certificate must have his signature guaranteed. If you are not sure whether you are required to complete this Certificate, call a Stein Roe account representative at 800-338-2550 .

The undersigned hereby certifies that he is the duly elected
Secretary of  ____________________________ (the "Corporation")
               (name of Corporation/Association)
and that the following individual(s):

                      AUTHORIZED PERSONS
_____________________________      __________________________
Name                               Title
_____________________________      __________________________
Name                               Title
_____________________________      __________________________
Name                               Title

is (are) duly authorized by resolution or otherwise to act on behalf of the Corporation in connection with the Corporation's ownership of shares of any mutual fund managed by Stein Roe & Farnham Incorporated (individually, the "Fund" and collectively, the "Funds") including, without limitation, furnishing any such Fund and its transfer agent with instructions to transfer or redeem shares of that Fund payable to any person or in any manner, or to redeem shares of that Fund and apply the proceeds of such redemption to purchase shares of another Fund (an "exchange"), and to execute any necessary forms in connection therewith.

Unless a lesser number is specified, all of the Authorized Persons must sign written instructions. Number of signatures required:
________.

If the undersigned is the only person authorized to act on behalf of the Corporation, the undersigned certifies that he is the sole shareholder, director, and officer of the Corporation and that the Corporation's Charter and By-laws provide that he is the only person authorized to so act.

Unless expressly declined on the Application (or other form acceptable to the Funds), the undersigned further certifies that the Corporation has authorized by resolution or otherwise the establishment of the Telephone Exchange and Telephone Redemption by Check Privileges for the Corporation's account with any Fund offering any such Privilege. If elected on the Application (or other form acceptable to the Funds), the undersigned also certifies that the Corporation has similarly authorized establishment of the Electronic Transfer, Telephone Redemption by Wire, and Check-Writing Privileges for the Corporation's account with any Fund offering said Privileges. The undersigned has further authorized each Fund and its transfer agent to honor any written, telephonic, or telegraphic instructions furnished pursuant to any such Privilege by any person believed by the Fund or its transfer agent or their agents, officers, directors, trustees, or employees to be authorized to act on behalf of the Corporation and agrees that neither the Fund nor its transfer agent, their agents, officers, directors, trustees, or employees will be liable for any loss, liability, cost, or expense for acting upon any such instructions.

These authorizations shall continue in effect until five business days after the Fund and its transfer agent receive written notice from the Corporation of any change.

IN WITNESS WHEREOF, I have hereunto subscribed my name as Secretary and affixed the seal of this Corporation this ____ day of ________________, 19____.


                           ________________________________
                           Secretary

                           _________________________________
                           Signature Guarantee*
                           *Only required if the person signing
                           the Certificate is the only person
                           named as "Authorized Person."
CORPORATE
SEAL
HERE

[STEIN ROE MUTUAL FUNDS LOGO]

The Stein Roe Funds

Stein Roe Cash Reserves Fund
Stein Roe Intermediate Bond Fund
Stein Roe Income Fund
Stein Roe High Yield Fund
Stein Roe Municipal Money Market Fund
Stein Roe Intermediate Municipals Fund
Stein Roe Managed Municipals Fund
Stein Roe High-Yield Municipals Fund
Stein Roe Balanced Fund
Stein Roe Growth & Income Fund
Stein Roe Growth Stock Fund
Stein Roe Young Investor Fund
Stein Roe Special Fund
Stein Roe Special Venture Fund
Stein Roe Capital Opportunities Fund
Stein Roe Growth Opportunities Fund
Stein Roe International Fund
Stein Roe Emerging Markets Fund

Stein Roe Mutual Funds
P. O. Box 8900
Boston, Massachusetts 02205-8900
Financial Advisors call: 1-800-322-0593
Shareholders call 1-800-338-2550
http://www.steinroe.com

In Chicago, visit our Fund Center at One South Wacker Drive,
Suite 3200

Liberty Financial Investments, Inc., Distributor
Member SIPC

[STEIN ROE MUTUAL FUNDS LOGO]

Defined Contribution Plans


Stein Roe Cash Reserves Fund
Prospectus
March 2, 1998

Cash Reserves Fund seeks to obtain maximum current income consistent with capital preservation and maintenance of liquidity. Cash Reserves Fund seeks to achieve its objective by investing all of its net investable assets in SR&F Cash Reserves Portfolio, which has the identical investment objective and substantially the same investment policies as the Fund. Cash Reserves Portfolio invests solely in money market instruments maturing in thirteen months or less from time of investment. The investment experience of Cash Reserves Fund will correspond to Cash Reserves Portfolio. (See Master Fund/Feeder Fund: Structure and Risk Factors.)


This prospectus relates only to shares of Cash Reserves Fund purchased through eligible employer-sponsored defined contribution plans ("defined contribution plans").

Cash Reserves Fund is a "no-load" money market fund and attempts to maintain its net asset value at $1.00 per share. Shares of Cash Reserves Fund are neither insured nor guaranteed by the U.S. Government and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share. There are no sales or redemption charges, and the Fund has no 12b-1 plan.

Cash Reserves Fund is a series of the Stein Roe Income Trust, an open-end management investment company. This prospectus contains information you should know before investing in the Fund. Please read it carefully and retain it for future reference.


A Statement of Additional Information dated March 2, 1998, containing more detailed information, has been filed with the Securities and Exchange Commission and (together with any supplements thereto) is incorporated herein by reference. The Statement of Additional Information and the most recent financial statements may be obtained without charge by writing to the Stein Roe Funds at Suite 3200, One South Wacker Drive, Chicago, IL 60606 or by calling 800-322-1130. The Statement of Additional Information contains information relating to other series of the Stein Roe Income Trust that may not be available as investment vehicles for your defined contribution plan.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                     TABLE OF CONTENTS

                                                    Page
Fee Table........................................... 2
Financial Highlights.................................2
The Fund.............................................3
Investment Policies..................................4
Investment Restrictions..............................5
Risks and Investment Considerations................. 6
How to Purchase Shares.............................. 6
How to Redeem Shares................................ 7
Net Asset Value..................................... 7
Distributions and Income Taxes.......................8
Management...........................................8
Organization and Description of Shares...............9
Master Fund/Feeder Fund: Structure and Risk Factors.10
For More Information................................11


___________________________
Fee Table

Shareholder Transaction Expenses
Sales Load Imposed on Purchases..................None
Sales Load Imposed on Reinvested Dividends.......None
Deferred Sales Load..............................None
Redemption Fees................................  None
Exchange Fees....................................None

Annual Fund Operating Expenses (as a
  percentage of average net assets)
Management and Administrative Fees ............. 0.50%
12b-1 Fees.......................................None
Other Expenses.................................. 0.27%
                                                 -----
Total Fund Operating Expenses....................0.77%
                                                 =====

Example. You would pay the following expenses on a $1,000 investment assuming (1) 5% annual return and (2) redemption at the end of each time period:

     1 year     3 years     5 years     10 years
     ------     -------     -------     --------
       $8         $25         $43          $95

The purpose of the Fee Table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly as an investor in Cash Reserves Fund. The table is based upon actual expenses incurred in the last fiscal year.


Cash Reserves Fund pays the Adviser an administrative fee based on the Fund's average daily net assets and Cash Reserves Portfolio pays the Adviser a management fee based on its average daily net assets. The expenses of both Cash Reserves Fund and Cash Reserves Portfolio are summarized in the Fee Table and are described under Management. The Fund will bear its proportionate share of Portfolio expenses. The trustees of Stein Roe Income Trust
("Income Trust") have considered whether the annual operating expenses of Cash Reserves Fund, including its proportionate share of the expenses of Cash Reserves Portfolio, would be more or less than if the Fund invested directly in the securities held by Cash Reserves Portfolio. The trustees concluded that the Fund's expenses would not be greater in such case.


For purposes of the Example above, the figures assume that the percentage amounts listed under Annual Fund Operating Expenses remain the same during each of the periods; that all income dividends and capital gains distributions are reinvested in additional Fund shares; and that, for purposes of fee breakpoints, the Fund's net assets remain at the same level as in the most recently completed fiscal year. The figures in the Example are not necessarily indicative of past or future expenses, and actual expenses may be greater or less than those shown. Although information such as that shown in the Fee Table and Example is useful in reviewing the expenses and in providing a basis for comparison with other mutual funds, it should not be used for comparison with other investments using different assumptions or time periods. The Example does not reflect any charges or expenses related to your employer's plan.

__________________________
Financial Highlights

The following table reflects the results of operations of Cash Reserves Fund on a per-share basis and has been audited by Ernst & Young LLP, independent auditors. The table should be read in conjunction with the financial statements and notes thereto, which may be obtained from Income Trust without charge upon request.

                                   Six
                         Year      Months
                         Ended     Ended
                         Dec. 31,  June 30,                                 Years Ended June 30,
                         1987      1988      1989      1990      1991      1992      1993     1994    1995      1996    1997
                        ------    ------    ------    ------    ------    ------    ------   ------  ------    ------  -------
NET ASSET VALUE,
 BEGINNING OF PERIOD... $1.000    $1.000    $1.000    $1.000    $1.000    $1.000    $1.000   $1.000   $1.000   $1.000   $1.000
                        ------    ------    ------    ------    ------    ------    ------   ------   ------   ------   ------
Net investment income.   0.060     0.032     0.081     0.079     0.068     0.044     0.028    0.028   0.048     0.050    0.048
Distributions from net
 investment income....  (0.060)   (0.032)   (0.081)   (0.079)   (0.068)   (0.044)   (0.028)  (0.028) (0.048)   (0.050)  (0.048)
                        ------    ------    ------    ------    ------    ------    ------   ------   ------   ------   ------
NET ASSET VALUE, END
 OF PERIOD............. $1.000    $1.000    $1.000    $1.000    $1.000    $1.000    $1.000   $1.000   $1.000   $1.000   $1.000
                        ======    ======    ======    ======    ======    ======    ======   ======   ======   ======   ======
Ratio of expenses to
 average net assets...   0.72%    *0.70%     0.75%     0.76%     0.78%     0.78%     0.79%    0.79%   0.76%     0.78%    0.77%
Ratio of net investment
 income to average
 net assets...........   6.02%    *6.36%     8.13%     7.94%     6.81%     4.40%     2.81%    2.77%   4.83%     4.98%    4.80%
Total return..........   6.15%    *6.43%     8.41%     8.20%     6.98%     4.49%     2.83%    2.81%   4.96%     5.07%    4.92%
Net assets, end of
 period (000 omitted).$962,901  $930,074  $948,018  $949,803  $840,525  $711,087  $627,110 $554,713 $498,163 $476,840 $452,358

*Annualized.

___________________________
The Fund

Stein Roe Cash Reserves Fund ("Cash Reserves Fund") is a no-load "mutual fund." Mutual funds sell their own shares to investors and use the money they receive to invest in a portfolio of securities. A mutual fund allows you to pool your money with that of other investors in order to obtain professional investment management. Mutual funds generally make it possible for you to obtain greater diversification of your investments and simplify your recordkeeping. Because Cash Reserves Fund invests only in money market instruments, it is called a "money market fund." No-load funds do not impose commissions or charges when shares are purchased or redeemed.

Cash Reserves Fund is a series of Income Trust, an open-end management investment company, which is authorized to issue shares of beneficial interest in separate series. Each series represents interests in a separate portfolio of securities and other assets, with its own investment objectives and policies.


On March 2, 1998, Cash Reserves Fund became a "feeder fund"--that is, it invested all of its assets in SR&F Cash Reserves Portfolio ("Cash Reserves Portfolio"), a "master fund" that has an investment objective identical to that of the Fund. Cash Reserves Portfolio is a series of SR&F Base Trust ("Base Trust"). Prior to converting to a feeder fund, Cash Reserves Fund had invested its assets in a diversified group of securities. Under the "master fund/feeder fund structure," a feeder fund and one or more other feeder funds pool their assets in a master portfolio that has the same investment objective and substantially the same investment policies as the feeder funds. The purpose of such an arrangement is to achieve greater operational efficiencies and reduce costs.
The assets of Cash Reserves Portfolio, Cash Reserves Fund's master fund, are managed by the Adviser in the same manner as the assets of the Fund were managed before conversion to the master fund/feeder fund structure. (For more information, see Master Fund/Feeder Fund:
Structure and Risk Factors.)


Stein Roe & Farnham Incorporated (the "Adviser") provides investment advisory services to Cash Reserves Portfolio and administrative services to Cash Reserves Fund and Cash Reserves Portfolio. The Adviser also manages several other mutual funds with different investment objectives, including other money market funds, equity funds, international funds, and taxable and tax-exempt bond funds. To obtain prospectuses and other information on opening a regular account in any of these mutual funds, please call 800-338-2550.


Although there can be no assurance that it will always be able to do so, Cash Reserves Fund follows procedures designed to stabilize its price per share at $1.00. The Statement of Additional Information describes these procedures. Because Cash Reserves Fund strives to maintain a $1.00 per share value, its return is usually quoted either as a current seven-day yield, calculated by totaling the dividends on a Fund share for the previous seven days and restating that yield as an annual rate, or as an effective yield, calculated by adjusting the current yield to assume daily compounding. The current and effective yields for the seven-day period ended Jan. 30, 1998, were 4.99% and 5.11%, respectively.
To obtain current yield information, you may call 800-338-2550.


From time to time, Cash Reserves Fund may also quote total return figures. The total return from an investment in Cash Reserves Fund is measured by the distributions received (assuming reinvestment) plus or minus the change in the net asset value per share for a given period. A total return percentage may be calculated by dividing the value of a share at the end of the period (including reinvestment of distributions) by the value of the share at the beginning of the period and subtracting one. For a given period, an average annual total return may be calculated by finding the average annual compounded rate that would equate a hypothetical $1,000 investment to the ending redeemable value.


Comparison of the yield or total return of Cash Reserves Fund with those of alternative investments should consider differences between the Fund and the alternative investments, the periods and methods used in calculation of the return being compared, and the impact of taxes on alternative investments. Cash Reserves Fund's total return does not reflect any charges or expenses related to your employer's plan. Past performance is no guarantee of future results.


___________________________
Investment Policies

Cash Reserves Fund seeks to obtain maximum current income consistent with the preservation of capital and the maintenance of liquidity. It seeks to achieve its objective by investing all of its net investable assets in Cash Reserves Portfolio, which has the identical investment objective. Cash Reserves Portfolio invests all of its assets in U.S. dollar-denominated money market instruments maturing in thirteen months or less from time of investment. Each security must be rated (or be issued by an issuer that is rated with respect to its short-term debt) within the highest rating category for short-term debt by at least two nationally recognized statistical rating organizations ("NRSRO") (or, if rated by only one NRSRO, by that rating agency), or, if unrated, determined by or under the direction of the Board of Trustees to be of comparable quality. These securities may include:

(1) Securities issued or guaranteed by the U.S. Government or by its agencies or instrumentalities ("U.S. Government Securities");
(2) Securities issued or guaranteed by the government of any foreign country that are rated at time of purchase A or better (or equivalent rating) by at least one NRSRO; /1/
(3) Certificates of deposit, bankers' acceptances and time deposits of any bank (U.S. or foreign) having total assets in excess of $1 billion, or the equivalent in other currencies (as of the date of the most recent available financial statements) or of any branches, agencies or subsidiaries (U.S. or foreign) of any such bank;
(4) Commercial paper of U.S. or foreign issuers;
(5) Notes, bonds, and debentures rated at time of purchase A or better (or equivalent rating) by at least one NRSRO;
(6) Repurchase agreements /2/ involving securities listed in (1)
    above;
(7) Other high-quality short-term obligations.
-----------
/1/ For a description of certain NRSRO commercial paper, note, and bond ratings, see the Appendix to the Statement of Additional Information.
/2/ A sale of securities to Cash Reserves Portfolio in which the seller (a bank or securities dealer that the Adviser believes to be financially sound) agrees to repurchase the securities at a higher price, which includes an amount representing interest on the purchase price, within a specified time.
----------

In accordance with its investment objectives and policies, Cash Reserves Portfolio may invest in variable and floating rate money market instruments which provide for periodic or automatic adjustment in coupon interest rates that are reset based on changes in amount and directions of specified short-term interest rates.

Under normal market conditions, Cash Reserves Portfolio will invest at least 25% of its total assets in securities of issuers in the financial services industry (which includes, but is not limited to, banks, personal credit and business credit institutions, and other financial services institutions).

 Cash Reserves Portfolio maintains a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable net asset value per share, and not in excess of 90 days. It is a fundamental policy that the maturity of any instrument that grants the holder an optional right to redeem at par plus interest and without penalty will be deemed at any time to be the next date provided for payment on exercise of such optional redemption right.

___________________________
Investment Restrictions

Each of Cash Reserves Fund and Cash Reserves Portfolio is diversified as that term is defined in the Investment Company Act of 1940.

Neither Cash Reserves Fund nor Cash Reserves Portfolio will, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer--this restriction does not apply to U.S. Government Securities or repurchase agreements for such securities./3/ Notwithstanding the limitation on investment in a single issuer, Cash Reserves Fund may invest all or substantially all of its assets in another investment company having the identical investment objective under a master fund/feeder fund structure.
-----------
/3/ Notwithstanding the foregoing, and in accordance with Rule 2a-7 of the Investment Company Act of 1940 (the "Rule"), Cash Reserves Portfolio will not, immediately after the acquisition of any security (other than a Government Security or certain other securities as permitted under the Rule), invest more than 5% of its total assets in the securities of any one issuer; provided, however, that it may invest up to 25% of its total assets in First Tier Securities (as that term is defined in the Rule) of a single issuer for a period of up to three business days after the purchase thereof.
-----------


While neither Cash Reserves Fund nor Cash Reserves Portfolio may make Loans, each may (1) purchase money market instruments and enter into repurchase agreements; (2) acquire publicly distributed or privately placed debt securities; and (3) participate in an interfund lending program with other Stein Roe Funds and Portfolios. Cash Reserves Fund and Cash Reserves Portfolio may not borrow money, except for nonleveraging, temporary, or emergency purposes or in connection with participation in the interfund lending program. Neither the aggregate borrowings (including reverse repurchase agreements) nor aggregate loans at any one time may exceed 33 1/3% of the value of total assets. Additional securities may not be purchased when borrowings, less proceeds receivable from sales of portfolio securities, exceed 5% of total assets.


Cash Reserves Portfolio will not invest more than 10% of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days (however, there is otherwise no limitation on the percentage of assets which may be invested in repurchase agreements).

The policies described in the second and third paragraphs of this section, which summarize certain important investment restrictions of Cash Reserves Fund and Cash Reserves Portfolio, and the policy with respect to concentration of investment in the financial services industry, can be changed only with the approval of a "majority of the outstanding voting securities," as defined in the Investment Company Act of 1940. All of the investment restrictions are set forth in the Statement of Additional Information.

___________________________
Risks and Investment Considerations

All investments, including those in mutual funds, have risks. No investment is suitable for all investors. There can be no guarantee that Cash Reserves Fund or Cash Reserves Portfolio will achieve its objective or be able at all times to maintain its net asset value per share at $1.00.

In the event of a bankruptcy or other default of a seller of a repurchase agreement, Cash Reserves Portfolio could experience both delays in liquidating the underlying securities and losses, including: (a) possible decline in the value of the collateral during the period in which it seeks to enforce its rights thereto;
(b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

The investment objective of Cash Reserves Fund and Cash Reserves Portfolio is not fundamental and may be changed by the Board of Trustees without a vote of shareholders. If there is a change in the investment objective, shareholders should consider whether Cash Reserves Fund remains an appropriate investment in light of their then-current financial position and needs.

The investment policy of investing at least 25% of its assets in securities of issuers in the financial services industry may cause it to be more adversely affected by changes in market or economic conditions and other circumstances affecting the financial services industry. Because the investment policy permits Cash Reserves Portfolio to invest in: securities of foreign branches of U.S. banks (Eurodollars), U.S. branches of foreign banks (Yankee dollars), and foreign banks and their foreign branches, such as negotiable certificates of deposit; securities of foreign governments; and securities of foreign issuers, such as commercial paper and corporate notes, bonds and debentures, investment in Cash Reserves Fund might involve risks that are different in some respects from an investment in a fund that invests only in debt obligations of U.S. domestic issuers. Such risks may include future political and economic developments; the possible imposition of foreign withholding taxes on interest income payable on securities held in the portfolio; possible seizure or nationalization of foreign deposits; the possible establishment of exchange controls; or the adoption of other foreign governmental restrictions that might adversely affect the payment of principal and interest on securities in the portfolio. Additionally, there may be less public information available about foreign banks and their branches. Foreign banks and foreign branches of foreign banks are not regulated by U.S. banking authorities, and generally are not bound by accounting, auditing, and financial reporting standards comparable to U.S. banks.

Cash Reserves Portfolio may invest in securities purchased on a when-issued or delayed-delivery basis. Although the payment terms of these securities are established at the time Cash Reserves Portfolio enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed and the yields then available in the market may be greater. It will make such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if it is deemed advisable for investment reasons.

Cash Reserves Portfolio may also invest in securities purchased on a standby commitment basis, which is a delayed-delivery agreement in which it binds itself to accept delivery of a security at the option of the other party to the agreement.

___________________________
How to Purchase Shares

All shares must be purchased through your employer's defined contribution plan. For more information about how to purchase shares of Cash Reserves Fund through your employer or limitations on the amount that may be purchased, please consult your employer. Shares are sold to eligible defined contribution plans at the net asset value (see Net Asset Value) next determined after receipt of payment by Cash Reserves Fund. Each purchase of shares through a broker-dealer, bank or other Intermediary ("Intermediary") that is an authorized agent of Income Trust for the receipt of orders is made at the net asset value next determined after receipt of the order by the Intermediary. An Intermediary, who accepts orders that are processed at the net asset value next determined after receipt of the order by the Intermediary, accepts such orders as agent of Cash Reserves Fund. The Intermediary is required to segregate any orders received on a business day after the close of regular session trading on the New York Stock Exchange and transmit those orders separately for execution at the net asset value next determined after that business day.

Each purchase order must be accepted by an authorized officer of Income Trust in Chicago and is not binding until accepted and entered on the books of Cash Reserves Fund. Once your purchase order has been accepted, you may not cancel or revoke it; however, you may redeem the shares. Income Trust reserves the right not to accept any purchase order that it determines not to be in the best interests of Income Trust or of Cash Reserves Fund's shareholders.

Shares purchased by reinvestment of dividends will be confirmed at least quarterly. All other purchases and redemptions will be confirmed as transactions occur.

___________________________
How to Redeem Shares

Subject to restrictions imposed by your employer's plan, Fund shares may be redeemed any day the New York Stock Exchange is open. For more information about how to redeem your shares of Cash Reserves Fund through your employer's plan, including any charges that may be imposed by the plan, please consult with your employer.

Exchange Privilege.
Subject to your plan's restrictions, you may redeem all or any portion of your Fund shares and use the proceeds to purchase shares of any other no-load Stein Roe Fund available through your employer's defined contribution plan. (An exchange is commonly referred to as a "transfer.") Before exercising the Exchange Privilege, you should obtain the prospectus for the no-load Stein Roe Fund in which you wish to invest and read it carefully. Contact your plan administrator for instructions on how to exchange your shares or to obtain prospectuses of other no-load Stein Roe Funds available through your plan. Cash Reserves Fund reserves the right to suspend, limit, modify, or terminate the Exchange Privilege or its use in any manner by any person or class; shareholders would be notified of such a change.

General Redemption Policies.
Redemption instructions may not be cancelled or revoked once they have been received and accepted by Income Trust. Income Trust cannot accept a redemption request that specifies a particular date or price for redemption or any special conditions. The price at which your redemption order will be executed is the net asset value next determined after proper redemption instructions are received. (See Net Asset Value.) Because the redemption price you receive depends upon Cash Reserves Fund's net asset value per share at the time of redemption, it may be more or less than the price you originally paid for the shares.

___________________________
Net Asset Value


The purchase or redemption price of Cash Reserves Fund's shares is its net asset value per share. The net asset value of a Fund share is normally determined twice each day: at 11:00 a.m., central time, and as of the close of regular session trading on the New York Stock Exchange ("NYSE") (currently 3:00 p.m., central time). The net asset value per share is computed by dividing the difference between the values of Cash Reserves Fund's assets and liabilities by the number of shares outstanding and rounding to the nearest cent. Net asset value will not be determined on days when the NYSE is closed unless, in the judgment of the Board of Trustees, the net asset value should be determined on any such day, in which case the determination will be made at 3:00 p.m., central time. Cash Reserves Portfolio allocates net asset value, income, and expenses to Cash Reserves Fund and any other of its feeder funds in proportion to their respective interests in the Portfolio.


Cash Reserves Fund attempts to maintain its net asset value at $1.00 per share. Portfolio securities are valued based on their amortized cost, which does not take into account unrealized gains or losses. Other assets and securities for which this valuation method does not produce a fair value are valued at a fair value determined by the Board. The extent of any deviation between the net asset value based upon market quotations or equivalents and $1.00 per share based on amortized cost will be examined by the Board of Trustees. If such deviation were to exceed 1/2 of 1%, the Board would consider what action, if any, should be taken, including selling portfolio instruments, increasing, reducing or suspending distributions, or redeeming shares in kind.

___________________________
Distributions and Income Taxes

Distributions.
A dividend from net income of Cash Reserves Fund is declared each business day to shareholders of record immediately before 3:00 p.m., central time. Dividends credited to your account are distributed monthly. If Cash Reserves Fund's net asset value per share were to decline, or were believed likely to decline, below $1.00 (rounded to the nearest cent), the Board might temporarily reduce or suspend dividends in an effort to maintain net asset value at $1.00 per share.

The terms of your plan will govern how you may receive distributions from Cash Reserves Fund. Generally, dividend and capital gain distributions will be reinvested in additional Fund shares.

Income Taxes.
Cash Reserves Fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gain it distributes. Cash Reserves Fund will distribute substantially all of its ordinary income and net capital gains on a current basis. Generally, Fund distributions are taxable as ordinary income, except that any distributions of net long-term capital gains will be taxed as such. However, distributions by Cash Reserves Fund to employer-sponsored defined contribution plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of Cash Reserves Fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable through an investment in Cash Reserves Fund) from such a plan. This section is not intended to be a full discussion of income tax laws and their effect on shareholders.

___________________________
Management

Trustees and Investment Adviser.
The Board of Trustees of Income Trust and the Board of Base Trust have overall management responsibility for Cash Reserves Fund and Cash Reserves Portfolio, respectively. See the Statement of Additional Information for the names of and other information about the trustees and officers. Since Income Trust and Base Trust have the same trustees, the trustees have adopted conflict of interest procedures to monitor and address potential conflicts between the interests of Cash Reserves Fund and Cash Reserves Portfolio.

The Fund's Adviser, Stein Roe & Farnham Incorporated, One South Wacker Drive, Chicago, Illinois 60606, is responsible for managing the investment portfolio of Cash Reserves Portfolio and the business affairs of Cash Reserves Fund, Cash Reserves Portfolio, Income Trust and Base Trust, subject to the direction of the respective Boards. The Adviser is registered as an investment adviser under the Investment Advisers Act. The Adviser and its predecessor have advised and managed mutual funds since 1949. The Adviser is a wholly owned indirect subsidiary of Liberty Financial Companies, Inc. ("Liberty Financial"), which in turn is a majority owned indirect subsidiary of Liberty Mutual Insurance Company.

Fees and Expenses.
The Adviser provides administrative services to Cash Reserves Fund under an administrative agreement and investment management services to Cash Reserves Portfolio under a management agreement. The Adviser is entitled to receive a monthly administrative fee from Cash Reserves Fund at an annual rate of 0.250% of the first $500 million of average net assets, 0.200% of the next $500 million, and 0.150% thereafter; and a monthly portfolio management fee from Cash Reserves Portfolio at an annual rate of .250% of the first $500 million of average net assets and .225% thereafter, each computed and accrued daily. The annualized management and administrative fees for Cash Reserves Fund for the year ended June 30, 1997, amounted to 0.50% of average net assets.

Under a separate agreement with each Trust, the Adviser provides certain accounting and bookkeeping services to Cash Reserves Fund and Cash Reserves Portfolio, including computation of net asset value and calculation of net income and capital gains and losses on disposition of assets.

Portfolio Transactions.
The Adviser places the orders for the purchase and sale of portfolio securities. In doing so, the Adviser seeks to obtain the best combination of price and execution, which involves a number of judgmental factors.

Transfer Agent.
SteinRoe Services Inc. ("SSI"), One South Wacker Drive, Chicago, Illinois 60606, a wholly owned subsidiary of Liberty Financial, is the agent of Income Trust for the transfer of shares, disbursement of dividends, and maintenance of shareholder accounting records.

Distributor.
The shares of Cash Reserves Fund are offered for sale through Liberty Financial Investments, Inc. ("Distributor") without any sales commissions or charges to Cash Reserves Fund or to its shareholders. The Distributor is a subsidiary of Colonial Management Associates, Inc., which is an indirect subsidiary of Liberty Financial. The business address of the Distributor is One Financial Center, Boston, Massachusetts 02111; however, all Fund correspondence (including purchase and redemption orders) should be mailed to SteinRoe Services Inc., P.O. Box 8900, Boston, Massachusetts 02205. All distribution and promotional expenses are paid by the Adviser, including payments to the Distributor for sales of Fund shares.

Custodian.
State Street Bank and Trust Company (the "Bank"), 225 Franklin Street, Boston, Massachusetts 02101, is the custodian for Cash Reserves Fund and Cash Reserves Portfolio. Foreign securities are maintained in the custody of foreign banks and trust companies that are members of the Bank's Global Custody Network or foreign depositories used by such members. (See Custodian in the Statement of Additional Information.)

___________________________
Organization and Description of Shares

Income Trust is a Massachusetts business trust organized under an Agreement and Declaration of Trust ("Declaration of Trust") dated Jan. 3, 1986, which provides that each shareholder shall be deemed to have agreed to be bound by the terms thereof. The Declaration of Trust may be amended by a vote of either Income Trust's shareholders or its trustees. Income Trust may issue an unlimited number of shares, in one or more series as the Board may authorize. Currently, four series are authorized and outstanding.

Under Massachusetts law, shareholders of a Massachusetts business trust such as Income Trust could, in some circumstances, be held personally liable for unsatisfied obligations of the trust. The Declaration of Trust provides that persons extending credit to, contracting with, or having any claim against, Income Trust or any particular series shall look only to the assets of Income Trust or of the respective series for payment under such credit, contract or claim, and that the shareholders, trustees and officers shall have no personal liability therefor. The Declaration of Trust requires that notice of such disclaimer of liability be given in each contract, instrument or undertaking executed or made on behalf of Income Trust. The Declaration of Trust provides for indemnification of any shareholder against any loss and expense arising from personal liability solely by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and Income Trust was unable to meet its obligations.

The risk of a particular series incurring financial loss on account of unsatisfied liability of another series of Income Trust also is believed to be remote, because it would be limited to claims to which the disclaimer did not apply and to circumstances in which the other series was unable to meet its obligations.


     As a business trust, Income trust is not required to hold annual shareholder meetings. However, special meetings may be called for purposes such as electing or removing trustees, changing fundamental policies, or approving any investment advisory contract.

___________________________
Master Fund/Feeder Fund:  Structure and Risk Factors


Cash Reserves Fund, an open-end management investment company, seeks to achieve its objective by investing all of its assets in another mutual fund having an investment objective identical to that of Cash Reserves Fund. The shareholders of Cash Reserves
Fund approved this policy of permitting Cash Reserves Fund to act as a feeder fund by investing in Cash Reserves Portfolio. Please refer to Investment Policies and Investment Restrictions for a description of the investment objectives, policies, and restrictions of Cash Reserves Fund and Cash Reserves Portfolio. The management fees and expenses of both Cash Reserves Fund and Cash Reserves Portfolio are described under Fee Table and Management. Cash Reserves Fund bears its proportionate share of Cash Reserves Portfolio's expenses.


The Adviser has provided investment management services in connection with other mutual funds employing the master fund/feeder fund structure since 1991.

SR&F Cash Reserves Portfolio is a separate series of SR&F Base Trust ("Base Trust"), a Massachusetts common law trust organized under an Agreement and Declaration of Trust ("Declaration of Trust") dated Aug. 23, 1993. The Declaration of Trust of Base Trust provides that Cash Reserves Fund and other investors in Cash Reserves Portfolio will be liable for all obligations of Cash Reserves Portfolio that are not satisfied by Cash Reserves Portfolio. However, the risk of Cash Reserves Fund incurring financial loss on account of such liability is limited to circumstances in which liability was inadequately insured and Cash Reserves Portfolio was unable to meet its obligations. Accordingly, the trustees of Income Trust believe that neither Cash Reserves Fund nor its shareholders will be adversely affected by reason of Cash Reserves Fund's investing in Cash Reserves Portfolio.

The Declaration of Trust of Base Trust provides that Cash Reserves Portfolio will terminate 120 days after the withdrawal of Cash Reserves Fund or any other investor in Cash Reserves Portfolio, unless the remaining investors vote to agree to continue the business of Cash Reserves Portfolio. The trustees of Income Trust may vote Cash Reserves Fund's interests in Cash Reserves Portfolio for such continuation without approval of Cash Reserves Fund's shareholders.

The common investment objective of Cash Reserves Fund and Cash Reserves Portfolio is non-fundamental and may be changed without shareholder approval, subject, however, to at least 30 days' advance written notice to Cash Reserves Fund's shareholders. The fundamental policies of Cash Reserves Fund and the corresponding fundamental policies of Cash Reserves Portfolio can be changed only with shareholder approval.

If Cash Reserves Fund, as an investor in Cash Reserves Portfolio, is requested to vote on a proposed change in a fundamental policy of Cash Reserves Portfolio or any other matter pertaining to Cash Reserves Portfolio (other than continuation of the business of Cash Reserves Portfolio after withdrawal of another investor), Cash Reserves Fund will solicit proxies from its shareholders and vote its interest in Cash Reserves Portfolio for and against such matters proportionately to the instructions to vote for and against such matters received from Fund shareholders. Cash Reserves Fund will vote shares for which it receives no voting instructions in the same proportion as the shares for which it receives voting instructions. There can be no assurance that any matter receiving a majority of votes cast by Fund shareholders will receive a majority of votes cast by all Portfolio investors. If other investors hold a majority interest in Cash Reserves Portfolio, they could have voting control over Cash Reserves Portfolio.

In the event that Cash Reserves Portfolio's fundamental policies were changed so as to be inconsistent with those of Cash Reserves Fund, the Board of Trustees of Income Trust would consider what action might be taken, including changes to Cash Reserves Fund's fundamental policies, withdrawal of its assets from Cash Reserves Portfolio and investment of such assets in another pooled investment entity, or the retention of an investment adviser to invest those assets directly in money market instruments maturing in 13 months or less. Any of these actions would require the approval of Cash Reserves Fund's shareholders. Cash Reserves Fund's inability to find a substitute master fund or comparable investment management could have a significant impact upon its shareholders' investments. Any withdrawal of Cash Reserves Fund's assets could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) to Cash Reserves Fund. Should such a distribution occur, Cash Reserves Fund would incur brokerage fees or other transaction costs in converting such securities to cash. In addition, a distribution in kind could result in a less diversified portfolio of investments for Cash Reserves Fund and could affect the liquidity of Cash Reserves Fund.

Each investor in Cash Reserves Portfolio, including Cash Reserves Fund, may add to or reduce its investment in Cash Reserves Portfolio on each day the NYSE is open for business. The investor's percentage of the aggregate interests in Cash Reserves Portfolio will be computed as the percentage equal to the fraction
(i) the numerator of which is the beginning of the day value of such investor's investment in Cash Reserves Portfolio on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in Cash Reserves Portfolio effected on such day; and (ii) the denominator of which is the aggregate beginning of the day net asset value of Cash Reserves Portfolio on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investment in Cash Reserves Portfolio by all investors in Cash Reserves Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in Cash Reserves Portfolio as of the close of business.

Base Trust may permit other investment companies and/or other institutional investors to invest in Cash Reserves Portfolio, but members of the general public may not invest directly in Cash Reserves Portfolio. Other investors in Cash Reserves Portfolio are not required to sell their shares at the same public offering price as the Fund, could incur different administrative fees and expenses than Cash Reserves Fund, and their shares might be sold with a sales commission. Therefore, Cash Reserves Fund shareholders might have different investment returns than shareholders in another investment company that invests exclusively in Cash Reserves Portfolio. Investment by such other investors in Cash Reserves Portfolio would provide funds for the purchase of additional portfolio securities and would tend to reduce Cash Reserves Portfolio's operating expenses as a percentage of its net assets. Conversely, large-scale redemptions by any such other investors in Cash Reserves Portfolio could result in untimely liquidations of Cash Reserves Portfolio's security holdings, loss of investment flexibility, and increases in the operating expenses of Cash Reserves Portfolio as a percentage of its net assets. As a result, Cash Reserves Portfolio's security holdings may become less diverse, resulting in increased risk.

Information regarding any other investors in Cash Reserves Portfolio may be obtained by writing to SR&F Base Trust, Suite 3200, One South Wacker Drive, Chicago, IL 60606, or by calling 800-338-2550. The Adviser may provide administrative or other services to one or more of such investors.

___________________________
For More Information

Contact a Stein Roe Retirement Plan Representative at 800-322-1130 for more information about Cash Reserves Fund.
                  ___________________________

     Statement of Additional Information Dated March 2, 1998


                    STEIN ROE INCOME TRUST

                       Money Market Fund
                       -----------------
                  Stein Roe Cash Reserves Fund

    Suite 3200, One South Wacker Drive, Chicago, Illinois 60606
                          800-338-2550


     This Statement of Additional Information is not a prospectus but provides additional information that should be read in conjunction with Cash Reserves Fund's Prospectus dated March 2,
1998 and any supplements thereto. A Prospectus may be obtained at no charge by telephoning 800-338-2550.



                    TABLE OF CONTENTS
                                                        Page
General Information and History...........................2
Investment Policies.......................................3
Portfolio Investments and Strategies......................6
Investment Restrictions...................................8
Additional Investment Considerations.....................11
Purchases and Redemptions................................12
Management...............................................13
Financial Statements.....................................16
Principal Shareholders...................................16
Investment Advisory Services.............................17
Distributor..............................................19
Transfer Agent...........................................20
Custodian................................................20
Independent Auditors.....................................21
Portfolio Transactions.............,.....................21
Additional Income Tax Considerations.....................22
Additional Information on the Determination of Net
  Asset Value............................................23
Investment Performance...................................24
Appendix--Ratings........................................29


               GENERAL INFORMATION AND HISTORY

     Stein Roe Cash Reserves Fund is a series of Stein Roe Income Trust ("Income Trust"). Each series of Income Trust invests in a separate portfolio of securities and other assets, with its own objectives and policies. As used herein, "Cash Reserves Fund" refers to the series of Income Trust designated Stein Roe Cash Reserves Fund. On Nov. 1, 1995, the names of Income Trust and Cash Reserves Fund were changed to separate "SteinRoe" into two words.

     Currently four series of Income Trust are authorized and outstanding. Each share of a series, without par value, is entitled to participate pro rata in any dividends and other distributions declared by the Board on shares of that series, and all shares of a series have equal rights in the event of liquidation of that series. Each whole share (or fractional share) outstanding on the record date established in accordance with the By-Laws shall be entitled to a number of votes on any matter on which it is entitled to vote equal to the net asset value of the share (or fractional share) in United States dollars determined at the close of business on the record date (for example, a share having a net asset value of $10.50 would be entitled to 10.5 votes). As a business trust, Income Trust is not required to hold annual shareholder meetings. However, special meetings may be called for purposes such as electing or removing trustees, changing fundamental policies, or approving an investment advisory contract. If requested to do so by the holders of at least 10% of its outstanding shares, Income Trust will call a special meeting for the purpose of voting upon the question of removal of a trustee or trustees and will assist in the communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940. All shares of Income Trust are voted together in the election of trustees. On any other matter submitted to a vote of shareholders, shares are voted by individual series and not in the aggregate, except that shares are voted in the aggregate when required by the Investment Company Act of 1940 or other applicable law. When the Board of Trustees determines that the matter affects only the interests of one or more series, shareholders of the unaffected series are not entitled to vote on such matters.

     Stein Roe & Farnham Incorporated (the "Adviser") provides administrative and accounting and recordkeeping services to Cash
Reserves Fund and Cash Reserves Portfolio and provides investment advisory services to Cash Reserves Portfolio.

Special Considerations Regarding Master Fund/Feeder Fund Structure


On March 2, 1998, Cash Reserves Fund became a "feeder fund"-- that is, it invested all of its assets in SR&F Cash Reserves Portfolio ("Cash Reserves Portfolio"), a "master fund" that has an investment objective identical to that of Cash Reserves Fund.
Cash Reserves Portfolio is a series of SR&F Base Trust ("Base Trust"). Before converting to a feeder fund, Cash Reserves Fund invested its assets in a diversified group of securities. Under the "master fund/feeder fund structure," a feeder fund and one or more other feeder funds pool their assets in a master portfolio that has the same investment objective and substantially the same investment policies as the feeder funds. The purpose of such an arrangement is to achieve greater operational efficiencies and reduce costs. The assets of Cash Reserves Portfolio, Cash Reserves Fund's master fund, are managed by the Adviser in the same manner as the assets of Cash Reserves Fund were managed before conversion to the master fund/feeder fund structure. (For more information, see Master Fund/Feeder Fund: Structure and Risk Factors in the Prospectus.)



                       INVESTMENT POLICIES

     The following information supplements the discussion of the investment objective and policies described in the Prospectus. In pursuing its objective, Cash Reserves Portfolio will invest as described below and may employ the investment techniques described in the Prospectus and under Portfolio Investments and Strategies. The investment objective is a non-fundamental policy and may be changed by the Board of Trustees without the approval of a "majority of the outstanding voting securities." /1/
---------
/1/ A "majority of the outstanding voting securities" means the approval of the lesser of (i) 67% or more of the shares at a meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy or (ii) more than 50% of the outstanding shares.
---------

     Cash Reserves Fund seeks to obtain maximum current income consistent with the preservation of capital and the maintenance of liquidity. It invests all of its net investable assets in Cash Reserves Portfolio, which has the identical investment objective. Cash Reserves Portfolio seeks to achieve its objective by investing all of its assets in U.S. dollar-denominated money market instruments maturing in thirteen months or less from time of investment. Each security must be rated (or be issued by an issuer that is rated with respect to its short-term debt) within the highest rating category for short-term debt by at least two nationally recognized statistical rating organizations ("NRSRO") (or, if rated by only one NRSRO, by that rating agency) or, if unrated, determined by or under the direction of the Board of Trustees to be of comparable quality. These securities may include:

(1) Securities issued or guaranteed by the U.S. Government or by its agencies or instrumentalities ("U.S. Government Securities");
(2) Securities issued or guaranteed by the government of any foreign country that are rated at time of purchase A or better (or equivalent rating) by at least one NRSRO;
(3) Certificates of deposit, bankers' acceptances and time deposits of any bank (U.S. or foreign) having total assets in excess of $1 billion, or the equivalent in other currencies (as of the date of the most recent available financial statements) or of any branches, agencies or subsidiaries (U.S. or foreign) of any such bank;
(4) Commercial paper of U.S. or foreign issuers;
(5) Notes, bonds, and debentures rated at time of purchase A or better (or equivalent rating) by at least one NRSRO;
(6) Repurchase agreements /2/ involving securities listed in (1)
    above;
(7) Other high-quality short-term debt obligations.
--------
/2/ A repurchase agreement involves the sale of securities to the Fund, with the concurrent agreement of the seller to repurchase the securities at the same price plus an amount equal to an agreed-upon interest rate, within a specified time. In the event of a bankruptcy or other default of a seller of a repurchase agreement, Cash Reserves Portfolio could experience both delays in liquidating the underlying securities and losses.
--------

     Cash Reserves Portfolio will maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable net asset value per share and not in excess of 90 days. It is a fundamental policy which may not be changed without the approval of a majority of the outstanding voting securities, that the maturity of any instrument that grants the holder the right to redeem at par plus interest and without penalty will be deemed at any time to be the next date provided for payment on exercise of such optional redemption right.

     It is the intention of Cash Reserves Portfolio, as a general policy, to hold securities to maturity. However, Cash Reserves Portfolio may attempt, from time to time, to increase its yield by trading to take advantage of variations in the markets for short-term money market instruments. In addition, redemptions of shares of Cash Reserves Fund could necessitate the sale of portfolio securities and these sales may occur when such sales would not otherwise be desirable. While Cash Reserves Portfolio seeks to invest in high-quality money market instruments, these investments are not entirely without risk. An increase in interest rates will generally reduce the market value of portfolio investments and a decline in interest rates will generally increase the market value of portfolio investments. Investments in instruments other than U.S. Government Securities are also subject to default by the issuer.

     Because the investment policy permits Cash Reserves Portfolio to invest in: securities of foreign branches of U.S. banks (Eurodollars), U.S. branches of foreign banks (Yankee dollars), and foreign banks and their foreign branches, such as negotiable certificates of deposit; securities of foreign governments; and securities of foreign issuers, such as commercial paper and corporate notes, bonds and debentures, investment in Cash Reserves Fund might involve risks that are different in some respects from an investment in a fund that invests only in debt obligations of U.S. domestic issuers. Such risks may include future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on securities held in the portfolio, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions that might adversely affect the payment of principal and interest on securities in the investment portfolio. Additionally, there may be less public information available about foreign banks and their branches. Foreign banks and foreign branches of foreign banks are not regulated by U.S. banking authorities, and generally are not bound by accounting, auditing, and financial reporting standards comparable to U.S. banks.

     Cash Reserves Portfolio may invest in notes and bonds that bear floating or variable rates of interest, and that ordinarily have stated maturities in excess of thirteen months, but permit the holder to demand earlier payment of principal and accrued interest, upon not more than 30 days' advance notice, at any time or after stated intervals not exceeding thirteen months. Such instruments are commonly referred to as "demand" obligations. Variable rate demand notes include master demand notes, which are obligations that permit Cash Reserves Portfolio to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between Cash Reserves Portfolio, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a right, after a given period, to prepay the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time the rate changes. The interest rate on a variable rate obligation is adjusted automatically at the end of specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments will generally be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, Cash Reserves Portfolio's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and it may invest in obligations that are not so rated only if the Board of Trustees determines that the obligations are of comparable quality to the other obligations in which it may invest.

     Cash Reserves Portfolio may purchase from financial institutions participation interests in securities. A participation interest gives Cash Reserves Portfolio an undivided interest in the security in the proportion that its participation interest bears to the total principal amount of the security. It may also purchase certificates of participation, such as participations in a pool of mortgages or credit card receivables. Participation interests and certificates of participation both may have fixed, floating or variable rates of interest with remaining maturities of one year or less. If these instruments are unrated, or have been given a rating below that which is permissible for purchase, they will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by U.S. Government Securities, or, in the case of unrated participation interests, the Board of Trustees must have determined that the instrument is of comparable quality to those instruments in which Cash Reserves Portfolio may invest.

     Under normal market conditions, Cash Reserves Portfolio will invest at least 25% of its assets in securities of issuers in the financial services industry. This policy may cause Cash Reserves Portfolio to be more adversely affected by changes in market or economic conditions and other circumstances affecting the financial services industry. The financial services industry includes issuers that, according to the Directory of Companies Required to File Annual Reports with the Securities and Exchange Commission, are in the following categories: State banks; national banks; savings and loan holding companies; personal credit institutions; business credit institutions; mortgage-backed securities; financial services; security and commodity brokers, dealers and services; life, accident and health insurance carriers; fire, marine, casualty and surety insurance carriers; insurance agents, brokers and services.


             PORTFOLIO INVESTMENTS AND STRATEGIES

Rated Securities

     For a description of the ratings applied by Moody's Investors Service and Standard & Poor's Corporation (two of the approved NRSROs) to debt securities, please refer to the Appendix. The rated debt securities described under Investment Policies above include securities given a rating conditionally by Moody's or provisionally by S&P. If the rating of a security held by Cash Reserves Portfolio is withdrawn or reduced, it is not required to sell the security, but the Adviser will consider such fact in determining whether to continue to hold the security. To the extent that the ratings accorded by a NRSRO for debt securities may change as a result of changes in such organizations, or changes in their rating systems, Cash Reserves Portfolio will attempt to use comparable ratings as standards for its investments in debt securities in accordance with its investment policies.

Variable and Floating Rate Instruments

     In accordance with its investment objective and policies, Cash Reserves Portfolio may invest in variable and floating rate money market instruments which provide for periodic or automatic adjustments in coupon interest rates that are reset based on changes in amount and direction of specified short-term interest rates. Cash Reserves Portfolio will not invest in a variable or floating rate instrument unless the Adviser determines that as of any reset date the market value of the instrument can reasonably be expected to approximate its par value.

When-Issued and Delayed-Delivery Securities; Standby Commitments

     Cash Reserves Portfolio may purchase instruments on a when-issued or delayed-delivery basis. Although the payment terms are established at the time it enters into the commitment, the instruments may be delivered and paid for some time after the date of purchase, when their value may have changed and the yields available in the market may be greater. It will make such commitments only with the intention of actually acquiring the instruments, but may sell them before settlement date if it is deemed advisable for investment reasons. Securities purchased in this manner involve risk of loss if the value of the security purchased declines before settlement date.

     Cash Reserves Portfolio may also invest on a standby commitment basis, which is a delayed-delivery agreement in which it binds itself to accept delivery of and to pay for an instrument within a specified period at the option of the other party to the agreement.

     At the time Cash Reserves Portfolio enters into a binding obligation to purchase securities on a when-issued basis or enters into a standby commitment, liquid assets (cash, U.S. Government or other "high grade" debt obligations) having a value at least as great as the purchase price of the securities to be purchased will be segregated on the books of Cash Reserves Portfolio and held by the custodian throughout the period of the obligation.

     Standby commitment agreements create an additional risk for Cash Reserves Portfolio because the other party to the standby agreement generally will not be obligated to deliver the security, but it will be obligated to accept it if delivered. Depending on market conditions, Cash Reserves Portfolio may receive a commitment fee for assuming this obligation. If prevailing market interest rates increase during the period between the date of the agreement and the settlement date, the other party can be expected to deliver the security and, in effect, pass any decline in value to Cash Reserves Portfolio. If the value of the security increases after the agreement is made, however, the other party is unlikely to deliver the security. In other words, a decrease in the value of the securities to be purchased under the terms of a standby commitment agreement will likely result in the delivery of the security, and, therefore, such decrease will be reflected in the net asset value. However, any increase in the value of the securities to be purchased will likely result in the non-delivery of the security and, therefore, such increase will not affect the net asset value unless and until it actually obtains the security.

Short Sales Against the Box

     Cash Reserves Portfolio may sell securities short against the box; that is, enter into short sales of securities that it currently owns or has the right to acquire through the conversion or exchange of other securities that it owns at no additional cost. Cash Reserves Portfolio may make short sales of securities only if at all times when a short position is open it owns at least an equal amount of such securities or securities convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short, at no additional cost.

     In a short sale against the box, Cash Reserves Portfolio does not deliver from its portfolio the securities sold. Instead, it borrows the securities sold short from a broker-dealer through which the short sale is executed, and the broker-dealer delivers such securities, on behalf of Cash Reserves Portfolio, to the purchaser of such securities. Cash Reserves Portfolio is required to pay to the broker-dealer the amount of any dividends paid on shares sold short. Finally, to secure its obligation to deliver to such broker-dealer the securities sold short, Cash Reserves Portfolio must deposit and continuously maintain in a separate account with its custodian an equivalent amount of the securities sold short or securities convertible into or exchangeable for such securities at no additional cost. Cash Reserves Portfolio is said to have a short position in the securities sold until it delivers to the broker-dealer the securities sold. Cash Reserves Portfolio may close out a short position by purchasing on the open market and delivering to the broker-dealer an equal amount of the securities sold short, rather than by delivering portfolio securities.

     Short sales may protect Cash Reserves Portfolio against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such portfolio securities should be wholly or partially offset by a corresponding gain in the short position. However, any potential gains in such portfolio securities should be wholly or partially offset by a corresponding loss in the short position. The extent to which such gains or losses are offset will depend upon the amount of securities sold short relative to the amount owned, either directly or indirectly, and, in the case where it owns convertible securities, changes in the conversion premium.

     Short sale transactions involve certain risks. If the price of the security sold short increases between the time of the short sale and the time Cash Reserves Portfolio replaces the borrowed security, it will incur a loss and if the price declines during this period, Cash Reserves Portfolio will realize a short-term capital gain. Any realized short-term capital gain will be decreased, and any incurred loss increased, by the amount of transaction costs and any premium, dividend or interest which it may have to pay in connection with such short sale. Certain provisions of the Internal Revenue Code may limit the degree to which Cash Reserves Portfolio is able to enter into short sales. There is no limitation on the amount of assets that, in the aggregate, may be deposited as collateral for the obligation to replace securities borrowed to effect short sales and allocated to segregated accounts in connection with short sales. Cash Reserves Portfolio currently expects that more than 5% of its total assets would be involved in short sales against the box.

Line of Credit

     Subject to restriction (8) under Investment Restrictions, Cash Reserves Portfolio may establish and maintain a line of credit with a major bank in order to permit borrowing on a temporary basis to meet share redemption requests in circumstances in which temporary borrowing may be preferable to liquidation of portfolio securities.

Interfund Borrowing and Lending Program

     Pursuant to an exemptive order issued by the Securities and Exchange Commission, Cash Reserves Portfolio has received permission to lend money to, and borrow money from, other mutual funds advised by the Adviser. Cash Reserves Portfolio will borrow through the program when borrowing is necessary and appropriate and the costs are equal to or lower than the costs of bank loans.


                       INVESTMENT RESTRICTIONS

     Cash Reserves Fund and Cash Reserves Portfolio operate under the following investment restrictions. They may not:

     (1) invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to (i) U.S. Government Securities, (ii) repurchase agreements, or (iii) securities of issuers in the financial services industry, and [Cash Reserves Fund only] except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund;

     (2) invest in a security if, with respect to 75% of its assets, as a result of such investment, more than 5% of its total assets (taken at market value at the time of such investment) would be invested in the securities of any one issuer, except that this restriction does not apply to U.S. Government Securities or repurchase agreements for such securities and [Cash Reserves Fund only] except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund; /3/
---------
/3/ Notwithstanding the foregoing, and in accordance with Rule 2a-7 of the Investment Company Act of 1940 (the "Rule"), Cash Reserves Portfolio will not, immediately after the acquisition of any security (other than a Government Security or certain other securities as permitted under the Rule), invest more than 5% of its total assets in the securities of any one issuer; provided, however, that it may invest up to 25% of its total assets in First Tier Securities (as that term is defined in the Rule) of a single issuer for a period of up to three business days after the purchase thereof.
---------

     (3) invest in a security if, as a result of such investment, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer, [Cash Reserves Fund only] except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund;

     (4) purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein);

     (5) purchase or sell commodities or commodities contracts or oil, gas or mineral programs;

     (6) purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities;

     (7) make loans, although it may (a) participate in an interfund lending program with other Stein Roe Funds and Portfolios provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of its total assets (taken at market value at the time of such loans); (b) purchase money market instruments and enter into repurchase agreements; and (c) acquire publicly distributed or privately placed debt securities;

     (8) borrow except that it may (a) borrow for nonleveraging, temporary or emergency purposes, (b) engage in reverse repurchase agreements and make other borrowings, provided that the combination of (a) and (b) shall not exceed 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law; it may borrow from banks, other Stein Roe Funds and Portfolios, and other persons to the extent permitted by applicable law;

     (9) act as an underwriter of securities, except insofar as it may be deemed to be an "underwriter" for purposes of the Securities Act of 1933 on disposition of securities acquired subject to legal or contractual restrictions on resale, [Cash Reserves Fund only] except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund; or

     (10) issue any senior security except to the extent permitted under the Investment Company Act of 1940.

     The above restrictions are fundamental policies and may not be changed without the approval of a "majority of the outstanding voting securities," as previously defined herein.

     Cash Reserves Fund and Cash Reserves Portfolio are also subject to the following restrictions and policies that may be changed by the Board of Trustees. None of the following restrictions shall prevent Cash Reserves Fund from investing all or substantially all of its assets in another investment company having the same investment objective and substantially similar investment policies as the Fund. Cash Reserves Fund and Cash Reserves Portfolio may not:

     (A) invest for the purpose of exercising control or management;

     (B) purchase more than 3% of the stock of another investment company or purchase stock of other investment companies equal to more than 5% of its total assets (valued at time of purchase) in the case of any one other investment company and 10% of such assets (valued at time of purchase) in the case of all other investment companies in the aggregate; any such purchases are to be made in the open market where no profit to a sponsor or dealer results from the purchase, other than the customary broker's commission, except for securities acquired as part of a merger, consolidation or acquisition of assets; /4/
----------
/4/ Stein Roe Funds have been informed that the staff of the Securities and Exchange Commission takes the position that the issuers of certain CMOs and certain other collateralized assets are investment companies and that subsidiaries of foreign banks may be investment companies for purposes of Section 12(d)(1) of the Investment Company Act of 1940, which limits the ability of one investment company to invest in another investment company. Accordingly, Cash Reserves Portfolio intends to operate within the applicable limitations under Section 12(d)(1)(A) of that Act.
----------

     (C) purchase portfolio securities from, or sell portfolio securities to, any of the officers and directors or trustees of the Trust or of its investment adviser;

     (D) purchase shares of other open-end investment companies, except in connection with a merger, consolidation, acquisition, or reorganization;

     (E) invest more than 5% of its net assets (valued at time of investment) in warrants, nor more than 2% of its net assets in warrants which are not listed on the New York or American Stock
Exchange;

     (F) sell securities short unless (i) it owns or has the right to obtain securities equivalent in kind and amount to those sold short at no added cost or (ii) the securities sold are "when issued" or "when distributed" securities which it expects to receive in a recapitalization, reorganization, or other exchange for securities it contemporaneously owns or has the right to obtain;

     (G) invest more than 10% of its net assets (taken at market value at the time of a particular investment) in illiquid securities /5/, including repurchase agreements maturing in more than seven days.
----------
/5/ In the judgment of the Adviser, Private Placement Notes, which are issued pursuant to Section 4(2) of the Securities Act of 1933, generally are readily marketable even though they are subject to certain legal restrictions on resale. As such, they are not treated as being subject to the limitation on illiquid securities.

----------


             ADDITIONAL INVESTMENT CONSIDERATIONS

     The Adviser seeks to provide superior long-term investment results through a disciplined, research-intensive approach to investment selection and prudent risk management. In working to build wealth for generations, it has been guided by three primary objectives which it believes are the foundation of a successful investment program. These objectives are preservation of capital, limited volatility through managed risk, and consistent above-average returns, as appropriate for the particular client or managed account.

     Because every investor's needs are different, Stein Roe mutual funds are designed to accommodate different investment objectives, risk tolerance levels, and time horizons. In selecting a mutual fund, investors should ask the following questions:

What are my investment goals?
It is important to a choose a fund that has investment objectives compatible with your investment goals.

What is my investment time frame?
If you have a short investment time frame (e.g., less than three years), a mutual fund that seeks to provide a stable share price, such as a money market fund, or one that seeks capital preservation as one of its objectives may be appropriate. If you have a longer investment time frame, you may seek to maximize your investment returns by investing in a mutual fund that offers greater yield or appreciation potential in exchange for greater investment risk.

What is my tolerance for risk?
All investments, including those in mutual funds, have risks which will vary depending on investment objective and security type.
However, mutual funds seek to reduce risk through professional investment management and portfolio diversification.

     In general, equity mutual funds emphasize long-term capital appreciation and tend to have more volatile net asset values than bond or money market mutual funds. Although there is no guarantee that they will be able to maintain a stable net asset value of $1.00 per share, money market funds emphasize safety of principal and liquidity, but tend to offer lower income potential than bond funds. Bond funds tend to offer higher income potential than money market funds but tend to have greater risk of principal and yield volatility.

     In addition, the Adviser believes that investment in a high yield fund provides an opportunity to diversify an investment portfolio because the economic factors that affect the performance of high-yield, high-risk debt securities differ from those that affect the performance of high-quality debt securities or equity securities.


                  PURCHASES AND REDEMPTIONS

     Purchases and redemptions are discussed in the Prospectus under the headings How to Purchase Shares, How to Redeem Shares, Net Asset Value, and Shareholder Services, and that information is incorporated herein by reference. The Prospectus discloses that you may purchase (or redeem) shares through investment dealers, banks, or other institutions. It is the responsibility of any such institution to establish procedures insuring the prompt transmission to Income Trust of any such purchase order. The state of Texas has asked that Income Trust disclose in its Statement of Additional Information, as a reminder to any such bank or institution, that it must be registered as a dealer in Texas.

     The net asset value is determined on days on which the New York Stock Exchange (the "NYSE") is open for trading. The NYSE is regularly closed on Saturdays and Sundays and on New Year's Day, the third Monday in Jan., the third Monday in Feb., Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving, and Christmas. If one of these holidays falls on a Saturday or Sunday, the NYSE will be closed on the preceding Friday or the following Monday, respectively. Net asset value will not be determined on days when the NYSE is closed unless, in the judgment of the Board of Trustees, net asset value should be determined on any such day, in which case the determination will be made at 3:00 p.m., central time.

     Income Trust reserves the right to suspend or postpone redemptions of shares of Cash Reserves Fund during any period when: (a) trading on the NYSE is restricted, as determined by the Securities and Exchange Commission, or the NYSE is closed for other than customary weekend and holiday closings; (b) the Securities and Exchange Commission has by order permitted such suspension; or (c) an emergency, as determined by the Securities and Exchange Commission, exists, making disposal of portfolio securities or valuation of net assets not reasonably practicable.

     Although Cash Reserves Fund does not currently charge a fee to its shareholders for the use of the special Check-Writing Redemption Privilege, as described under How to Redeem Shares in the Prospectus, Cash Reserves Fund pays for the cost of printing and mailing checks to its shareholders and pays charges of the bank for payment of each check. Income Trust reserves the right to establish a direct charge to shareholders for use of the Privilege and both the Trust and the bank reserve the right to terminate this service.

     Income Trust intends to pay all redemptions in cash and is obligated to redeem shares of Cash Reserves Fund solely in cash up to the lesser of $250,000 or one percent of the net assets of the Fund during any 90-day period for any one shareholder. However, redemptions in excess of such limit may be paid wholly or partly by a distribution in kind of securities. If redemptions were made in kind, the redeeming shareholders might incur transaction costs in selling the securities received in the redemptions.

     Income Trust reserves the right to redeem shares in any account and send the proceeds to the owner of record if the shares in the account do not have a value of at least $1,000. If the value of the account is more than $10, a shareholder would be notified that his account is below the minimum and would be allowed 30 days to increase the account before the redemption is processed. Income Trust reserves the right to redeem any account with a value of $10 or less without prior written notice to the shareholder. Due to the proportionately higher costs of maintaining small accounts, the transfer agent may charge and deduct from the account a $5 per quarter minimum balance fee if the account is a regular account with a balance below $2,000 or an UGMA account with a balance below $800. This minimum balance fee does not apply to Stein Roe IRAs and other Stein Roe prototype retirement plans, accounts with automatic investment plans (unless regular investments have been discontinued), and omnibus and nominee accounts. The transfer agent may waive the fee, at its discretion, in the event of significant market corrections. The Agreement and Declaration of Trust also authorizes Income Trust to redeem shares under certain other circumstances as may be specified by the Board of Trustees.


                          MANAGEMENT

     The following table sets forth certain information with respect to trustees and officers of Income Trust:

                          POSITION(S) HELD WITH    PRINCIPAL OCCUPATION(S)
NAME                 AGE  INCOME TRUST             DURING PAST FIVE YEARS

William D. Andrews   50  Executive Vice-President  Executive vice president of Stein Roe & Farnham
  (4)                                              Incorporated (the "Adviser")

Gary A. Anetsberger  42  Senior Vice-President     Chief financial officer of the Mutual Funds division of the
  (4)                                              Adviser; senior vice president of the Adviser since Apr.
                                                   1996; vice president of the Adviser prior thereto

Timothy K. Armour    49  President; Trustee        President of the Mutual Funds division of the Adviser
  (1)(2)(4)                                        and director of the Adviser


William W. Boyd      71  Trustee                   Chairman and director of Sterling Plumbing Group, Inc.
  (2)(3)(4)                                        (manufacturer of plumbing products)


Thomas W. Butch (4)  41  Executive Vice-President  Senior vice president of the Adviser since Sept. 1994;
                                                   first vice president, corporate communications, of
                                                   Mellon Bank Corporation prior thereto


Lindsay Cook (1)(4)  46  Trustee                   Executive vice president of Liberty Financial
                                                   Companies, Inc. (the indirect parent of the Adviser)
                                                   since Mar. 1997; senior vice president prior thereto


Philip J. Crosley    51  Vice-President            Senior vice president of the Adviser since Feb. 1996;
                                                   vice president, institutional sales -  advisor sales,
                                                   Invesco Funds Group prior thereto

Douglas A. Hacker    42  Trustee                   Senior vice president and chief financial officer of
  (3)(4)                                           United Airlines, since July 1994; senior vice president
                                                   - finance, United Airlines, Feb. 1993 to July 1994;
                                                   vice president, American Airlines prior thereto

Loren A. Hansen (4)  49  Executive Vice-President  Executive vice president of the Adviser since Dec., 1995;
                                                   vice president of The Northern Trust (bank) prior thereto

Janet Langford Kelly 40  Trustee                   Senior vice president, secretary and general counsel of
  (3)(4)                                           Sara Lee Corporation (branded, packaged, consumer-
                                                   products manufacturer), since 1995; partner, Sidley &
                                                   Austin (law firm) prior thereto

Michael T. Kennedy   35  Vice-President            Senior vice president of the Adviser since Oct. 1994;
                                                   vice president of the Adviser prior thereto

Stephen F. Lockman   36  Vice-President            Senior vice president, portfolio manager, and credit
                                                   analyst of the Adviser; portfolio manager for Illinois
                                                   State Board of Investment prior thereto

Lynn C. Maddox       57  Vice-President            Senior vice president of the Adviser

Anne E. Marcel       40  Vice-President            Vice president of the Adviser since Apr. 1996; manager,
                                                   mutual fund sales & services of the Adviser since Oct.
                                                   1994; supervisor of the Counselor Department of the
                                                   Adviser prior thereto


Jane M. Naeseth      48  Vice-President            Senior vice president of the Adviser


Charles R. Nelson    55  Trustee                   Van Voorhis Professor of Political Economy of the
   (3)(4)                                          University of Washington

Nicolette D. Parrish 48 Vice-President;            Senior compliance administrator and assistant secretary
  (4)                   Assistant Secretary        of the Adviser since Nov. 1995; senior legal assistant
                                                   for the Adviser prior thereto

Sharon R. Robertson  36  Controller                Accounting manager for the Adviser's Mutual Funds
  (4)                                              division

Janet B. Rysz (4)    42  Assistant Secretary       Senior compliance administrator and assistant secretary
                                                   of the Adviser

Thomas C. Theobald   60  Trustee                   Managing director, William Blair Capital Partners (
   (3)(4)                                          private equity fund) since 1994; chief executive
                                                   officer and chairman of the Board of Directors of
                                                   Continental Bank Corporation, 1987-1994

Scott E. Volk (4)    26  Treasurer                 Financial reporting manager for the Adviser's Mutual
                                                   Funds division since Oct. 1997; senior auditor with
                                                   Ernst & Young LLP from Sept. 1993 to Apr. 1996 and
                                                   from Oct. 1996 to Sept. 1997; financial analyst with
                                                   John Nuveen & Company Inc. from May 1996 to Sept. 1996;
                                                   full-time student prior to Sept. 1993

Heidi J. Walter (4)  30  Vice-President            Legal counsel for the Adviser since Mar. 1995;
                                                   associate with Beeler Schad & Diamond PC (law firm)
                                                   prior thereto


Stacy H. Winick (4)  33  Vice-President            Senior legal counsel for the Adviser since Oct. 1996;
                         and Secretary             associate of Bell, Boyd & Lloyd (law firm) from June
                                                   1993 to Sept. 1996; associate of Debevoise & Plimpton
                                                   (law firm) prior thereto

Hans P. Ziegler (4)  57  Executive Vice-President  Chief executive officer of the Adviser since May 1994;
                                                   president of the Investment Counsel division of the
                                                   Adviser from July 1993 to June 1994; president and
                                                   chief executive officer, Pitcairn Financial Management
                                                   Group prior thereto


Margaret O. Zwick    31  Assistant Treasurer       Project manager for the Adviser's Mutual Funds division
  (4)                                              since Apr. 1997; compliance manager, Aug. 1995 to Apr.
                                                   1997; compliance accountant, Jan. 1995 to July 1995;
                                                   section manager, Jan. 1994 to Jan. 1995; supervisor
                                                   prior thereto

______________________
(1) Trustee who is an "interested person" of the Trust and of the Adviser, as defined in the Investment Company Act of 1940.
(2) Member of the Executive Committee of the Board of Trustees, which is authorized to exercise all powers of the Board with certain statutory exceptions.
(3) Member of the Audit Committee of the Board, which makes recommendations to the Board regarding the selection of auditors and confers with the auditors regarding the scope and results of the audit.
(4) This person holds the corresponding officer or trustee position with Base Trust.


     Certain of the trustees and officers of Income Trust and of Base Trust are trustees or officers of other investment companies managed by the Adviser. Ms. Walter is also a vice president of Liberty Financial Investments, Inc., the Fund's transfer agent.
The address of Mr. Boyd is 2900 Golf Road, Rolling Meadows, Illinois 60008; that of Mr. Cook is 600 Atlantic Avenue, Boston, MA 02210; that of Mr. Hacker is P.O. Box 66100, Chicago, IL 60666; that of Ms.
Kelly is Three First National Plaza, Chicago, Illinois 60602; that of Mr. Nelson is Department of Economics, University of Washington, Seattle, Washington 98195; that of Mr. Theobald is Suite 3300, 222 West Adams Street, Chicago, IL 60606; and that of the officers is One South Wacker Drive, Chicago, Illinois 60606.


     Associated with the Adviser since 1977, Ms. Naeseth has been portfolio manager of Cash Reserves Portfolio since its inception in Mar. 1998 and had managed Cash Reserves Fund since 1980. From 1973 to 1977, she was with the First Trust Company of Ohio. She received her B.A. degree from the University of Illinois in 1972. As of June 30, 1997, she was responsible for managing $576 million in mutual fund assets.

     Officers and trustees affiliated with the Adviser serve without any compensation from Income Trust. In compensation for their services to Income Trust, trustees who are not "interested persons" of Income Trust or the Adviser are paid an annual retainer of $8,000 (divided equally among the series of Income Trust) plus an attendance fee from each series for each meeting of the Board or standing committee thereof attended at which business for that series is conducted. The attendance fees (other than for a Nominating Committee or Compensation Committee meeting) are based on each series' net assets as of the preceding Dec. 31. For a series with net assets of less than $50 million, the fee is $50 per meeting; with $51 to $250 million, the fee is $200 per meeting; with $251 million to $500 million, $350; with $501 million to $750 million, $500; with $751 million to $1 billion, $650; and with over $1 billion in net assets, $800. For a series participating in the master fund/feeder fund structure, the trustees' attendance fees are paid solely by the master portfolio. Each non-interested trustee also receives $500 from Income Trust for attending each meeting of the Nominating Committee or Compensation Committee. Income Trust has no retirement or pension plan. The following table sets forth compensation paid during the fiscal year ended June 30, 1997, to the trustees:

                  Aggregate
Name of           Compensation          Total Compensation from
Trustee           from Income Trust    the Stein Roe Fund Complex*
----------------  -----------------    ---------------------------
Timothy K. Armour       -0-                         -0-
Lindsay Cook            -0-                         -0-
Kenneth L. Block**   $15,567                     $70,693
William W. Boyd       17,867                      80,593
Douglas A. Hacker     16,867                      76,593
Janet Langford Kelly   9,200                      51,600
Francis W. Morley**   16,867                      76,943
Charles R. Nelson     17,867                      80,593
Thomas C. Theobald    16,867                      76,593
_______________
 *At June 30, 1997, the Stein Roe Fund Complex consisted of six series of Income Trust, four series of Stein Roe Municipal Trust, ten series of Stein Roe Investment Trust, seven series of Stein Roe Advisor Trust, one series of Stein Roe Institutional Trust, one series of Stein Roe Trust, and nine series of Base Trust.
**Messrs. Block and Morley retired as trustees on Dec. 31, 1997.


                        FINANCIAL STATEMENTS

     Please refer to the June 30, 1997 Financial Statements (balance sheet and schedule of investments as of June 30, 1997 and the statement of operations, changes in net assets, and notes thereto) and the report of independent auditors contained in the June 30, 1997 Annual Report of Cash Reserves Fund. The Financial Statements and the report of independent auditors (but no other material from the Annual Report) are incorporated herein by reference. The Annual Report may be obtained at no charge by telephoning 800-338-2550.


                       PRINCIPAL SHAREHOLDERS


     As of Dec. 31, 1997, the only person known by Income Trust to own of record or "beneficially" 5% or more of outstanding shares of Cash Reserves Fund within the definition of that term as contained in Rule 13d-3 under the Securities Exchange Act of 1934 were as follows:

NAME AND ADDRESS                   APPROXIMATE % OF
                                      OUTSTANDING
                                      SHARES HELD
----------------------             -----------------
First Bank National Association*        14.63%
410 N. Michigan Avenue
Chicago, IL 60611
_______________________
*Shares held of record, but not beneficially.


     The following table shows shares of Cash Reserves Fund held by the categories of persons indicated as of Dec. 31, 1997, and in each case the approximate percentage of outstanding shares represented:


                   Clients of the Adviser         Trustees and
                   in their Client Accounts*       Officers
                   ------------------------ -------------------
                    Shares Held  Percent    Shares Held  Percent
                    -----------  -------    -----------  -------
                    79,907,448   15.71%      1,128,920     **

_____________
 *The Adviser may have discretionary authority over such shares and, accordingly, they could be deemed to be owned
  "beneficially" by the Adviser under Rule 13d-3.  However, the
  Adviser disclaims actual beneficial ownership of such shares.
**Represents less than 1% of the outstanding shares.


                 INVESTMENT ADVISORY SERVICES

     Stein Roe & Farnham Incorporated provides administrative services to Cash Reserves Fund and Cash Reserves Portfolio and portfolio management services to Cash Reserves Portfolio. The Adviser is a wholly owned subsidiary of SteinRoe Services Inc. ("SSI"), transfer agent of Cash Reserves Fund, which is a wholly owned subsidiary of Liberty Financial Companies, Inc. ("Liberty Financial"), which is a majority owned subsidiary of LFC Holdings, Inc., which is a wholly owned subsidiary of Liberty Mutual Equity Corporation, which is a wholly owned subsidiary of Liberty Mutual Insurance Company. Liberty Mutual Insurance Company is a mutual insurance company, principally in the property/casualty insurance field, organized under the laws of Massachusetts in 1912.

     The directors of the Adviser are Kenneth R. Leibler, Harold
W. Cogger, C. Allen Merritt, Jr., Timothy K. Armour, and Hans P. Ziegler. Mr. Leibler is President and Chief Executive Officer of Liberty Financial; Mr. Cogger is Executive Vice President of Liberty Financial; Mr. Merritt is Executive Vice President and Treasurer of Liberty Financial; Mr. Armour is President of the Adviser's Mutual Funds division; and Mr. Ziegler is Chief Executive Officer of the Adviser. The business address of Messrs. Leibler, Cogger, and Merritt is Federal Reserve Plaza, Boston, Massachusetts 02210; and that of Messrs. Armour and Ziegler is One South Wacker Drive, Chicago, Illinois 60606.

     The Adviser and its predecessor have been providing investment advisory services since 1932. The Adviser acts as investment adviser to wealthy individuals, trustees, pension and profit sharing plans, charitable organizations, and other institutional investors. As of June 30, 1997, the Adviser managed over $28 billion in assets: over $9 billion in equities and over $19 billion in fixed income securities (including $1.7 billion in municipal securities). The $28 billion in managed assets included over $7.9 billion held by open-end mutual funds managed by the Adviser (approximately 15% of the mutual fund assets were held by clients of the Adviser). These mutual funds were owned by over 259,000 shareholders. The $7.9 billion in mutual fund assets included over $766 million in over 50,000 IRA accounts. In managing those assets, the Adviser utilizes a proprietary computer-based information system that maintains and regularly updates information for approximately 7,000 companies. The Adviser also monitors over 1,400 issues via a proprietary credit analysis system. At June 30, 1997, the Adviser employed 16 research analysts and 55 account managers. The average investment-related experience of these individuals was 24 years.

     Stein Roe Counselor [service mark] and Stein Roe Personal Counselor [service mark] are professional investment advisory services offered by the Adviser to Fund shareholders. Each is designed to help shareholders construct Fund investment portfolios to suit their individual needs. Based on information shareholders provide about their financial goals and objectives in response to a questionnaire, the Adviser's investment professionals create customized portfolio recommendations. Shareholders participating in Stein Roe Counselor [service mark] are free to self direct their investments while considering the Adviser's recommendations; shareholders participating in Stein Roe Personal Counselor [service mark] enjoy the added benefit of having the Adviser implement portfolio recommendations automatically for a fee of 1% or less, depending on the size of their portfolios. In addition to reviewing shareholders' goals and objectives periodically and updating portfolio recommendations to reflect any changes, the Adviser provides shareholders participating in these programs with a dedicated Counselor [service mark] representative. Other distinctive services include specially designed account statements with portfolio performance and transaction data, newsletters, and regular investment, economic, and market updates. A $50,000 minimum investment is required to participate in either program.

     Please refer to the descriptions of the Adviser, the management and administrative agreements, fees, expense limitations, and transfer agency services under Management and Fee Table in the Prospectus, which is incorporated herein by reference. The table below shows gross fees paid and any expense reimbursements by the Adviser during the past three fiscal years:

                            YEAR         YEAR          YEAR
         TYPE OF            ENDED        ENDED         ENDED
         PAYMENT           6/30/97      6/30/96       6/30/95
      ------------       -----------    ----------   ----------
      Advisory fee                --   $2,432,015   $2,648,885
      Management fee      $1,207,715           --           --
      Administrative fee   1,207,715           --           --

     The Adviser provides office space and executive and other personnel to Income Trust and bears any sales or promotional expenses. Cash Reserves Fund pays all expenses other than those paid by the Adviser, including but not limited to printing and postage charges and securities registration and custodian fees and expenses incidental to its organization.

     The administrative agreement provides that the Adviser shall reimburse Cash Reserves Fund to the extent that total annual expenses (including fees paid to the Adviser, but excluding taxes, interest, brokers' commissions and other normal charges incident to the purchase and sale of portfolio securities, and expenses of litigation to the extent permitted under applicable state law) exceed the applicable limits prescribed by any state in which its shares are being offered for sale to the public; however, such reimbursement for any fiscal year will not exceed the amount of the fees paid under that agreement for such year. In addition, in the interest of further limiting expenses, the Adviser may voluntarily waive its management fee and/or absorb certain expenses for Cash Reserves Fund, as described in the Prospectus under Fee Table. Any such reimbursements will enhance the yield of the Fund.

     The management agreement provides that neither the Adviser nor any of its directors, officers, stockholders (or partners of stockholders), agents, or employees shall have any liability to Income Trust or Base Trust or any shareholder of Cash Reserves Fund or Cash Reserves Portfolio for any error of judgment, mistake of law or any loss arising out of any investment, or for any other act or omission in the performance by the Adviser of its duties under the agreement, except for liability resulting from willful misfeasance, bad faith or gross negligence on the Adviser's part in the performance of its duties or from reckless disregard by the Adviser of the Adviser's obligations and duties under that agreement.

     Any expenses that are attributable solely to the organization, operation, or business of Cash Reserves Fund shall be paid solely out of its assets. Any expenses incurred by Income Trust that are not solely attributable to a particular series are apportioned in such manner as the Adviser determines is fair and appropriate, unless otherwise specified by the Board of Trustees.

Bookkeeping and Accounting Agreement

     Pursuant to a separate agreement with Income Trust, the Adviser receives a fee for performing certain bookkeeping and accounting services for Cash Reserves Fund. For these services, the Adviser receives an annual fee of $25,000 per series plus
 .0025 of 1% of average net assets over $50 million. During the fiscal years ended June 30, 1995, 1996 and 1997, the Adviser received aggregate fees of $114,541, $173,384 and $116,135, respectively, from Income Trust for services performed under this agreement.


                             DISTRIBUTOR

     Shares of Cash Reserves Fund are distributed by Liberty Financial Investments, Inc. ("Distributor"), One Financial Center, Boston, MA 02111, under a Distribution Agreement. The Distributor is a subsidiary of Colonial Management Associates, Inc., which is an indirect subsidiary of Liberty Financial. The Distribution Agreement continues in effect from year to year, provided such continuance is approved annually (1) by a majority of the trustees or by a majority of the outstanding voting securities of Income Trust, and (2) by a majority of the trustees who are not parties to the Agreement or interested persons of any such party. Income Trust has agreed to pay all expenses in connection with registration of its shares with the Securities and Exchange Commission and auditing and filing fees in connection with registration of its shares under the various state blue sky laws and assumes the cost of preparation of prospectuses and other expenses.

     As agent, the Distributor offers Fund shares to investors in states where the shares are qualified for sale, at net asset value, without sales commissions or other sales load to the investor. No sales commission or "12b-1" payment is paid by Cash Reserves Fund. The Distributor offers Fund shares only on a best-efforts basis.


                          TRANSFER AGENT

     SSI performs certain transfer agency services for Income Trust, as described under Management in the Prospectus. For performing these services, SSI receives a fee based on an annual rate of 0.150 of 1% of average daily net assets from Cash Reserves Fund. The Board of Trustees believes the charges by SSI to Cash Reserves Fund are comparable to those of other companies performing similar services. (See Investment Advisory Services.) Under a separate agreement, SSI also provides certain investor accounting services to Cash Reserves Portfolio.


                            CUSTODIAN

     State Street Bank and Trust Company (the "Bank"), 225 Franklin Street, Boston, Massachusetts 02101, is the custodian for Income Trust and Base Trust. It is responsible for holding all securities and cash, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses, and performing other administrative duties, all as directed by authorized persons. The Bank does not exercise any supervisory function in such matters as purchase and sale of portfolio securities, payment of dividends, or payment of expenses.

     Portfolio securities purchased in the U.S. are maintained in the custody of the Bank or of other domestic banks or depositories. Portfolio securities purchased outside of the U.S. are maintained in the custody of foreign banks and trust companies that are members of the Bank's Global Custody Network, and foreign depositories ("foreign sub-custodians"). Each of the domestic and foreign custodial institutions holding portfolio securities has been approved by the Board of Trustees in accordance with regulations under the Investment Company Act of 1940.

     Each Board of Trustees reviews, at least annually, whether it is in the best interests of Cash Reserves Fund, Cash Reserves Portfolio, and their shareholders to maintain assets in each custodial institution. However, with respect to foreign sub-custodians, there can be no assurance that the Fund, and the value of its shares, will not be adversely affected by acts of foreign governments, financial or operational difficulties of the foreign sub-custodians, difficulties and costs of obtaining jurisdiction over, or enforcing judgments against, the foreign sub-custodians, or application of foreign law to foreign sub-custodial arrangements. Accordingly, an investor should recognize that the non-investment risks involved in holding assets abroad are greater than those associated with investing in the United States.

     Cash Reserves Portfolio may invest in obligations of the Bank and may purchase or sell securities from or to the Bank.


                      INDEPENDENT AUDITORS

     The independent auditors for Cash Reserves Fund and Cash Reserves Portfolio are Ernst & Young LLP, 233 South Wacker Drive, Chicago, Illinois 60606. The independent auditors audit and report on the annual financial statements, review certain regulatory reports and the federal income tax returns, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Trust.


                    PORTFOLIO TRANSACTIONS

     The Adviser places the orders for the purchase and sale of portfolio securities. Purchases and sales of portfolio securities are ordinarily transacted with the issuer or with a primary market maker acting as principal or agent for the securities on a net basis, with no brokerage commission being paid by Cash Reserves Portfolio. Transactions placed through dealers reflect the spread between the bid and asked prices. Occasionally, Cash Reserves Portfolio may make purchases of underwritten issues at prices that include underwriting discounts or selling concessions.

     The Adviser's overriding objective in effecting portfolio transactions is to seek to obtain the best combination of price and execution. The best net price, giving effect to transaction charges, if any, and other costs, normally is an important factor in this decision, but a number of other judgmental factors may also enter into the decision. These include: the Adviser's knowledge of current transaction costs; the nature of the security being traded; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality; the execution, clearance and settlement capabilities of the broker or dealer selected and others that are considered; the Adviser's knowledge of the financial stability of the broker or dealer selected and such other brokers or dealers; and the Adviser's knowledge of actual or apparent operational problems of any broker or dealer.
Recognizing the value of these factors, Cash Reserves Portfolio may incur a transaction charge in excess of that which another broker or dealer may have charged for effecting the same transaction. Evaluations of the reasonableness of the costs of portfolio transactions, based on the foregoing factors, are made on an ongoing basis by the Adviser's staff and reports are made annually to the Board of Trustees.

     With respect to issues of securities involving brokerage commissions, when more than one broker or dealer is believed to be capable of providing the best combination of price and execution with respect to a particular portfolio transaction for Cash Reserves Portfolio, the Adviser often selects a broker or dealer that has furnished it with research products or services such as research reports, subscriptions to financial publications and research compilations, compilations of securities prices, earnings, dividends and similar data, and computer databases, quotation equipment and services, research-oriented computer software and services, and services of economic and other consultants. Selection of brokers or dealers is not made pursuant to an agreement or understanding with any of the brokers or dealers; however, the Adviser uses an internal allocation procedure to identify those brokers or dealers who provide it with research products or services and the amount of research products or services they provide, and endeavors to direct sufficient commissions generated by its clients' accounts in the aggregate, including Cash Reserves Portfolio, to such brokers or dealers to ensure the continued receipt of research products or services the Adviser feels are useful. In certain instances, the Adviser receives from brokers and dealers products or services which are used both as investment research and for administrative, marketing, or other non-research purposes. In such instances, the Adviser makes a good faith effort to determine the relative proportions of such products or services which may be considered as investment research. The portion of the costs of such products or services attributable to research usage may be defrayed by the Adviser (without prior agreement or understanding, as noted above) through brokerage commissions generated by transactions of clients (including Cash Reserves Portfolio), while the portion of the costs attributable to non-research usage of such products or services is paid by the Adviser in cash. No person acting on behalf of Cash Reserves Portfolio is authorized, in recognition of the value of research products or services, to pay a price in excess of that which another broker or dealer might have charged for effecting the same transaction. The Adviser may also receive research in connection with selling concessions and designations in fixed price offerings in which Cash Reserves Portfolio participates. Research products or services furnished by brokers and dealers through whom transactions are effected may be used in servicing any or all of the clients of the Adviser and not all such research products or services are used in connection with the management of the Portfolio.

     The Board has reviewed the legal developments pertaining to and the practicability of attempting to recapture underwriting discounts or selling concessions when portfolio securities are purchased in underwritten offerings. The Board has been advised by counsel that recapture by a mutual fund currently is not permitted under the Rules of the Association of the National Association of Securities Dealers ("NASD"). Therefore, Cash Reserves Portfolio will not attempt to recapture underwriting discounts or selling concessions.

     Income Trust has arranged for its custodian to act as a soliciting dealer to accept any fees available to the custodian as a soliciting dealer in connection with any tender offer for portfolio securities. The custodian will credit any such fees received against its custodial fees.

     During the last fiscal year, Cash Reserves Fund held securities issued by one or more of their regular broker-dealers or the parent of such broker-dealers that derive more than 15% of gross revenue from securities-related activities. Such holdings were as follows at June 30, 1997:

                                         Amount Held
       Broker-Dealer                    (in thousands)
     -----------------------            --------------
     Associates Corp. of N.A.             $16,250
     Merrill Lynch                          3,996


               ADDITIONAL INCOME TAX CONSIDERATIONS

     Cash Reserves Fund and Cash Reserves Portfolio intend to comply with the special provisions of the Internal Revenue Code that relieve it of federal income tax to the extent of its net investment income and capital gains currently distributed to shareholders.

     Because capital gain distributions reduce net asset value, if a shareholder purchases shares shortly before a record date, he will, in effect, receive a return of a portion of his investment in such distribution. The distribution would nonetheless be taxable to him, even if the net asset value of shares were reduced below his cost. However, for federal income tax purposes the shareholder's original cost would continue as his tax basis.

     Cash Reserves Fund expects that none of its dividends will qualify for the deduction for dividends received by corporate shareholders.


   ADDITIONAL INFORMATION ON THE DETERMINATION OF NET ASSET VALUE

     Please refer to Net Asset Value in the Prospectus, which is incorporated herein by reference. Cash Reserves Fund values its portfolio by the "amortized cost method" by which it attempts to maintain its net asset value at $1.00 per share. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. Although this method provides certainty in valuation, it may result in periods during which value as determined by amortized cost is higher or lower than the price Cash Reserves Fund would receive if it sold the instrument. Other assets are valued at a fair value determined in good faith by the Board of Trustees.

     In connection with the use of amortized cost and the maintenance of a per share net asset value of $1.00, Income Trust has agreed, with respect to Cash Reserves Fund: (i) to seek to maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining relative stability of principal and not in excess of 90 days; (ii) not to purchase a portfolio instrument with a remaining maturity of greater than thirteen months; and (iii) to limit its purchase of portfolio instruments to those instruments that are denominated in U.S. dollars which the Board of Trustees determines present minimal credit risks and that are of eligible quality as determined by any major rating service as defined under SEC Rule 2a-7 or, in the case of any instrument that is not rated, of comparable quality as determined by the Board.

     Cash Reserves Fund has also agreed to establish procedures reasonably designed to stabilize its price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the portfolio holdings by the Board of Trustees, at such intervals as it deems appropriate, to determine whether the net asset values calculated by using available market quotations or market equivalents deviate from $1.00 per share based on amortized cost. Calculations are made to compare the value of its investments valued at amortized cost with market value. Market values are obtained by using actual quotations provided by market makers, estimates of market value, values from yield data obtained from reputable sources for the instruments, values obtained from the Adviser's matrix, or values obtained from an independent pricing service. Any such service might value investments based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The service may also employ electronic data processing techniques, a matrix system or both to determine valuations.

     In connection with Cash Reserves Fund's use of the amortized cost method of portfolio valuation to maintain its net asset value at $1.00 per share, it might incur or anticipate an unusual expense, loss, depreciation, gain or appreciation that would affect its net asset value per share or income for a particular period. The extent of any deviation between net asset value based upon available market quotations or market equivalents and $1.00 per share based on amortized cost will be examined by the Board of Trustees as it deems appropriate. If such deviation exceeds 1/2 of 1%, the Board of Trustees will promptly consider what action, if any, should be initiated. In the event the Board of Trustees determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, it will take such action as it considers appropriate to eliminate or reduce to the extent reasonably practicable such dilution or unfair results. Actions which the Board might take include: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; increasing, reducing, or suspending dividends or distributions from capital or capital gains; or redeeming shares in kind. The Board might also establish a net asset value per share by using market values, as a result of which the net asset value might deviate from $1.00 per share.


                     INVESTMENT PERFORMANCE

     Cash Reserves Fund may quote a "Current Yield" or "Effective Yield" or both from time to time. The Current Yield is an annualized yield based on the actual total return for a seven-day period. The Effective Yield is an annualized yield based on a daily compounding of the Current Yield. These yields are each computed by first determining the "Net Change in Account Value" for a hypothetical account having a share balance of one share at the beginning of a seven-day period ("Beginning Account Value"), excluding capital changes. The Net Change in Account Value will always equal the total dividends declared with respect to the account, assuming a constant net asset value of $1.00.

     The yields are then computed as follows:

                 Net Change in Account Value    365
                 ---------------------------    ----
Current Yield  =  Beginning Account Value     x  7

                   [1 + Net Change in Account Value]365/7
                   --------------------------------------
Effective Yield  =      Beginning Account Value              -  1

     For example, the yields of Cash Reserves for the seven-day period ended June 30, 1997, were:

                  $.000951233    365
                  -----------    ---
Current Yield  =     $1.00     x  7            =  4.96%

                    [1+$.000951233]35/7
                    -------------------
Effective Yield  =         $1.00        -  1   =  5.08%

     The average dollar-weighted portfolio maturity of Cash
Reserves Fund for the seven days ended June 30, 1997, was 44 days.

     In addition to fluctuations reflecting changes in net income of Cash Reserves Fund resulting from changes in income earned on its portfolio securities and in its expenses, yield also would be affected if Cash Reserves Fund were to restrict or supplement its dividends in order to maintain its net asset value at $1.00. (See Net Asset Value in the Prospectus and Additional Information on the Determination of Net Asset Value herein.) Portfolio changes resulting from net purchases or net redemptions of Fund shares may affect yield. Accordingly, the yield of Cash Reserves Fund may vary from day to day and the yield stated for a particular past period is not a representation as to its future yield. The yield of Cash Reserves Fund is not assured, and its principal is not insured; however, it will attempt to maintain its net asset value per share at $1.00.

     Comparison of the yield of Cash Reserves Fund with those of alternative investments (such as savings accounts, various types of bank deposits, and other money market funds) should be made with consideration of differences between Cash Reserves Fund and the alternative investments, differences in the periods and methods used in the calculation of the yields being compared, and the impact of income taxes on alternative investments.
                      _____________________

     Cash Reserves Fund may quote total return figures from time to time. A "Total Return" on a per share basis is the amount of dividends received per share plus or minus the change in the net asset value per share for a period. A "Total Return Percentage" may be calculated by dividing the value of a share at the end of a period (including reinvestment of distributions) by the value of the share at the beginning of the period and subtracting one.

                                                                n
Average Annual Total Return is computed as follows: ERV = P(1+T)

 Where:   P  =  a hypothetical initial payment of $1,000
          T  =  average annual total return
          n  =  number of years
        ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period at the end of the period (or fractional portion thereof).

     For example, for a $1,000 investment in Cash Reserves Fund, the "Total Return," the "Total Return Percentage," and the
"Average Annual Total Return" at June 30, 1997 were:

                                    TOTAL RETURN    AVERAGE ANNUAL
                    TOTAL RETURN     PERCENTAGE      TOTAL RETURN
                    ------------    -------------   --------------
     1 year           $1,049            4.92%           4.92%
     5 years           1,223           22.33            4.11
     10 years          1,709           70.94            5.51

     Investment performance figures assume reinvestment of all dividends and distributions and do not take into account any federal, state, or local income taxes which shareholders must pay on a current basis. They are not necessarily indicative of future results. The performance of Cash Reserves Fund is a result of conditions in the securities markets, portfolio management, and operating expenses. Although investment performance information is useful in reviewing performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods.

     Cash Reserves Fund may note its mention in newspapers, magazines, or other media from time to time. However, Income Trust assumes no responsibility for the accuracy of such data. Newspapers and magazines that might mention the Fund include, but are not limited to, the following:

Architectural Digest
Arizona Republic
Atlanta Constitution
Atlantic Monthly
Associated Press
Barron's
Bloomberg
Boston Globe
Boston Herald
Business Week
Chicago Tribune
Chicago Sun-Times
Cleveland Plain Dealer
CNBC
CNN
Crain's Chicago Business
Consumer Reports
Consumer Digest
Dow Jones Investment Advisor
Dow Jones Newswire
Fee Advisor
Financial Planning
Financial World
Forbes
Fortune
Fund Action
Fund Marketing Alert
Gourmet
Individual Investor
Investment Dealers' Digest
Investment News
Investor's Business Daily
Kiplinger's Personal Finance Magazine
Knight-Ridder
Lipper Analytical Services
Los Angeles Times
Louis Rukeyser's Wall Street
Money
Money on Line
Morningstar
Mutual Fund Market News
Mutual Fund News Service
Mutual Funds Magazine
Newsday
Newsweek
New York Daily News
The New York Times
No-Load Fund Investor
Pension World
Pensions and Investment
Personal Investor
Physicians Financial News
Jane Bryant Quinn (syndicated column)
Reuters
The San Francisco Chronicle
Securities Industry Daily
Smart Money
Smithsonian
Strategic Insight
Street.com
Time
Travel & Leisure
USA Today
U.S. News & World Report
Value Line
The Wall Street Journal
The Washington Post
Working Women
Worth
Your Money

     In advertising and sales literature, Cash Reserves Fund may compare its yield and performance with that of other mutual funds, indexes or averages of other mutual funds, indexes of related financial assets or data, and other competing investment and deposit products available from or through other financial institutions. The composition of these indexes or averages differs from that of the Funds. Comparison of Cash Reserves Fund to an alternative investment should be made with consideration of differences in features and expected performance. All of the indexes and averages noted below will be obtained from the indicated sources or reporting services, which the Funds believe to be generally accurate.

     Cash Reserves Fund may compare their performance to the Consumer Price Index (All Urban), a widely-recognized measure of inflation.

     The performance of Cash Reserves Fund may be compared to the following benchmarks:

Donoghue's Money Fund Averages [trademark]--Aggressive
Donoghue's Money Fund Averages [trademark]--All Taxable
Donoghue's Money Fund Averages [trademark]--Prime
Donoghue's Money Fund Averages [trademark]--Prime and Eurodollar
Donoghue's Money Fund Averages [trademark]--Prime, Eurodollar, and
Yankeedollar
Donoghue's Money Fund Averages [trademark]--Taxable
     (Includes the previous four categories)
Lipper Money Market Instrument Funds Average
Lipper Short-Term Income Fund Average

     The Lipper averages are unweighted averages of total return performance of mutual funds as classified, calculated, and published by these independent services that monitor the performance of mutual funds. The Fund may also use comparative performance as computed in a ranking by these services or category averages and rankings provided by another independent service. Should these services reclassify Cash Reserves Fund to a different category or develop (and place it into) a new category, the Fund may compare its performance or rank against other funds in the newly-assigned category (or the average of such category) as published by the service.

     Cash Reserves Fund may compare its after-tax yield (computed by multiplying the yield by one minus the highest marginal federal individual tax rate) to the average yield for the tax-free categories of the aforementioned services.

     Investors may desire to compare the performance and features of Cash Reserves Fund to those of various bank products. Cash Reserves Fund may compare its yield to the average rates of bank and thrift institution money market deposit accounts, Super N.O.W. accounts, and certificates of deposit. The rates published weekly by the BANK RATE MONITOR [copyright], a North Palm Beach (Florida) financial reporting service, in its BANK RATE MONITOR [copyright] National Index are averages of the personal account rates offered on the Wednesday prior to the date of publication by one hundred leading banks and thrift institutions in the top ten Consolidated Standard Metropolitan Statistical Areas. Account minimums range upward from $2,500 in each institution and compounding methods vary. Super N.O.W. accounts generally offer unlimited checking, while money market deposit accounts generally restrict the number of checks that may be written. If more than one rate is offered, the lowest rate is used. Rates are subject to change at any time specified by the institution. Bank account deposits may be insured. Shareholder accounts in Cash Reserves Fund are not insured. Bank passbook savings accounts compete with money market mutual fund products with respect to certain liquidity features but may not offer all of the features available from a money market mutual fund, such as check writing. Bank passbook savings accounts normally offer a fixed rate of interest while the yield of Cash Reserves Fund fluctuates. Bank checking accounts normally do not pay interest but compete with money market mutual funds with respect to certain liquidity features (e.g., the ability to write checks against the account). Bank certificates of deposit may offer fixed or variable rates for a set term. (Normally, a variety of terms are available.) Withdrawal of these deposits prior to maturity will normally be subject to a penalty. In contrast, shares of Cash Reserves Fund are redeemable at the next determined net asset value (normally, $1.00 per share) after a request is received, without charge.

     Of course, past performance is not indicative of future
results.
                   ____________________

     To illustrate the historical returns on various types of financial assets, the Funds may use historical data provided by Ibbotson Associates, Inc. ("Ibbotson"), a Chicago-based investment firm. Ibbotson constructs (or obtains) very long-term (since
1926) total return data (including, for example, total return indexes, total return percentages, average annual total returns and standard deviations of such returns) for the following asset types:

                  Common stocks
                  Small company stocks
                  Long-term corporate bonds
                  Long-term government bonds
                  Intermediate-term government bonds
                  U.S. Treasury bills
                  Consumer Price Index
                     ____________________

     Cash Reserves Fund may also use hypothetical returns to be used as an example in a mix of asset allocation strategies. One such example is reflected in the chart below, which shows the effect of tax deferral on a hypothetical investment. This chart assumes that an investor invested $2,000 a year on Jan. 1, for any specified period, in both a Tax-Deferred Investment and a Taxable Investment, that both investments earn either 3%, 5%, 7%, or 9% compounded annually, and that the investor withdrew the entire amount at the end of the period. (A tax rate of 39.6% is applied annually to the Taxable Investment and on the withdrawal of earnings on the Tax-Deferred Investment.)

               TAX-DEFERRED INVESTMENT VS. TAXABLE INVESTMENT

Interest
Rate   3%        5%        7%        9%        3%       5%        7%       9%
--------------------------------------------------------------------------------
Com-
pound-
ing
Years       Tax-Deferred Investment                 Taxable Investment
----  ------------------------------------  ------------------------------------

30   $82,955  $108,031  $145,856  $203,239  $80,217  $98,343  $121,466  $151,057
25    65,164    80,337   101,553   131,327   63,678   75,318    89,528   106,909
20    49,273    57,781    68,829    83,204   48,560   55,476    63,563    73,028
15    35,022    39,250    44,361    50,540   34,739   38,377    42,455    47,025
10    22,184    23,874    25,779    27,925   22,106   23,642    25,294    27,069
 5    10,565    10,969    11,393    11,840   10,557   10,943    11,342    11,754
 1    2,036      2,060     2,085     2,109    2,036    2,060     2,085     2,109

     Average Life Calculations. From time to time, Cash Reserves Fund may quote an average life figure for its portfolio. Average life is the weighted average period over which the Adviser expects the principal to be paid, and differs from stated maturity in that it estimates the effect of expected principal prepayments and call provisions. With respect to GNMA securities and other mortgage-backed securities, average life is likely to be substantially less than the stated maturity of the mortgages in the underlying pools. With respect to obligations with call provisions, average life is typically the next call date on which the obligation reasonably may be expected to be called. Securities without prepayment or call provisions generally have an average life equal to their stated maturity.

     Dollar Cost Averaging. Dollar cost averaging is an investment strategy that requires investing a fixed amount of money in Fund shares at set intervals. This allows you to purchase more shares when prices are low and fewer shares when prices are high. Over time, this tends to lower your average cost per share. Like any investment strategy, dollar cost averaging can't guarantee a profit or protect against losses in a steadily declining market. Dollar cost averaging involves uninterrupted investing regardless of share price and therefore may not be appropriate for every investor.

     From time to time, Cash Reserves Fund may offer in its advertising and sales literature to send an investment strategy guide, a tax guide, or other supplemental information to investors and shareholders. It may also mention the Stein Roe Counselor [service mark] and Stein Roe Personal Counselor [service mark] programs and asset allocation and other investment strategies.


                      APPENDIX--RATINGS

RATINGS IN GENERAL

     A rating of a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of debt securities should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

     The following is a description of the characteristics of ratings used by Moody's Investors Service, Inc. ("Moody's") and
Standard & Poor's Corporation ("S&P").

CORPORATE BOND RATINGS

Ratings By Moody's

     Aaa.  Bonds rated Aaa are judged to be the best quality.
They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are more unlikely to impair the fundamentally strong position of such bonds.

     Aa. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa bonds.

     A. Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa. Bonds rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Ratings By S&P

     AAA. Debt rated AAA has the highest rating. Capacity to pay interest and repay principal is extremely strong.

     AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

     BB, B, CCC, CC, and C. Debt rated BB, B, CCC, CC, or C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     C1. This rating is reserved for income bonds on which no interest is being paid.

     D. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears. The D rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

NOTES:
The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. Foreign debt is rated on the same basis as domestic debt measuring the creditworthiness of the issuer; ratings of foreign debt do not take into account currency exchange and related uncertainties.

The "r" is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

COMMERCIAL PAPER RATINGS

Ratings By Moody's

     Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Prime-1     Highest Quality
Prime-2     Higher Quality
Prime-3     High Quality

     If an issuer represents to Moody's that its commercial paper obligations are supported by the credit of another entity or entities, Moody's, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment.

Ratings By S&P

     A brief description of the applicable rating symbols and their meaning follows:

     A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

     A-1.  This designation indicates that the degree of safety regarding timely payment is very strong.  Those issues determined to possess overwhelming safety characteristics will be denoted
with a plus (+) sign designation.
                          ____________